                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                                  RAGAR CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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/ /  Fee Paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                                  RAGAR CORP.
                               NEW YORK, NEW YORK
                            ------------------------


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 19, 1997



    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Ragar Corp. (the "Company") will be held at the Company's offices at 100 Maiden Lane, New York, New York on March 19, 1997 at 10:00 a.m. local time, for the purpose of considering and acting upon the following:


    1. The approval of the Reincorporation Proposal.


    2. The approval of the adoption of the Company's 1997 Stock Option Plan.


    3. Any and all other matters that may properly come before the meeting and any adjournment thereof.

    The Board of Directors has fixed the close of business on January 29, 1997, as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof, and only holders of Common Stock of the Company of record at such date will be entitled to notice of and to vote at the meeting. Such stockholders may vote in person or by proxy.

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                              By Order of the Board of
                                              Directors,
                                              PHILIP A. HERMAN
                                              Chief Executive Officer


New York, New York
February 26, 1997

                                  RAGAR CORP.
                                100 MAIDEN LANE
                            NEW YORK, NEW YORK 10038

                            ------------------------


                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF STOCKHOLDERS
                                 MARCH 19, 1997



    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be used at the Special Meeting of Stockholders of Ragar Corp. (the "Company"), to be held at the offices of the Company, 100 Maiden Lane, New York, New York 10038, on March 19, 1997 at 10:00 A.M., local time. This Proxy Statement and accompanying proxy card are first being sent to the stockholders of the Company on or about February 26, 1997.


    Any proxy delivered in the accompanying form may be revoked by the person executing the proxy at any time, before the authority thereby granted is exercised, by written request addressed to the Secretary, Ragar Corp., 100 Maiden Lane, New York, New York 10038, or by attending the meeting and electing to vote in person. Proxies received in such form will be voted as therein set forth at the meeting or any adjournment thereof, but if no instructions are given, such shares will be voted (1) for the approval of the Reincorporation Proposal as defined below, (2) for the approval of the adoption of the Company's 1997 Stock Option Plan (the "Plan") and (3) in the discretion of the proxies named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof.

                       RECORD DATE AND VOTING SECURITIES


    The Board of Directors has selected the close of business on January 29, 1997 as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. The number of shares of Common Stock, par value of $.001 (the "Common Stock") of the Company outstanding on January 29, 1997 was 14,569,586. Stockholders present or represented and entitled to vote on any matter at the meeting or any adjournment thereof will be entitled to one vote on such matter for each share of the Common Stock of the Company held by them as of the record date.


                          THE REINCORPORATION PROPOSAL


    The Company's Board of Directors has unanimously approved, and recommends for shareholder approval, the proposed change of the Company's jurisdiction of incorporation from the State of New York to the State of Delaware (the "Reincorporation Proposal"). The Reincorporation Proposal would be effected through the merger (the "Merger") of the Company with and into Nations Flooring, Inc., a newly-formed wholly owned subsidiary of the Company that is incorporated in Delaware ("Nations Flooring"), with Nations Flooring as the surviving corporation in the Merger (the "Reincorporation"). Nations Flooring has not conducted any business other than with respect to the proposed Merger. The Reincorporation would not result in any change in the business, management, executive officers, directors, location of principal executive offices, assets, liabilities or net worth of the Company. By operation of law, upon the completion of the Merger, all assets, property, rights, liabilities and obligations of the Company would be transferred to and assumed by Nations Flooring. The Merger would be accomplished pursuant to the terms and conditions of a merger agreement (the "Merger Agreement") between the Company and Nations Flooring, a copy of which is attached hereto as Attachment A. The Company's officers and directors, who together may be deemed to beneficially own 69.5% of the common stock of the Company, have indicated that they intend to vote FOR the Reincorporation Proposal.


    The principal purpose of the Reincorporation is to change the law applicable to the Company's corporate affairs from the New York Business Corporation Law ("NYBCL") to the Delaware General Corporation Law ("DGCL"), because the Company believes that Delaware corporation law offers a number of advantages over New York corporation law. See "Principal Reasons for Changing the State of Incorporation to Delaware," below. In addition, the Reincorporation would, as a result of the transactions contemplated by the Merger Agreement, reduce the number of outstanding shares of Common Stock on a proportionate one-for-four basis (the "Reverse Stock Split"). See "The Reverse Stock Split," below. Also, the Company's new name, Nations Flooring, Inc. (such change of name being referred to herein as the "Name Change"), will better reflect the business nature of the Company.


    The Merger Agreement has been approved and adopted by (i) the Company's Board of Directors in accordance with the NYBCL; and (ii) the Board of Directors of Nations Flooring, and the Company as sole stockholder of Nations Flooring, each in accordance with the DGCL. The Merger Agreement was executed on February 26, 1996.


BOARD RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REINCORPORATION
PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxy.

PRINCIPAL EFFECTS OF THE REINCORPORATION

    The Company's Board of Directors has unanimously approved the Reincorporation, and the Merger Agreement pursuant to which it would be effected, in order to accomplish the two principal objectives specified below. The Merger, if consummated, would have the following principal effects:

        (1) THE COMPANY WILL BE A DELAWARE CORPORATION. The Company would become a Delaware corporation through the Merger (the merger of the Company with and into Nations Flooring, a wholly owned subsidiary of the Company that is incorporated in Delaware). Nations Flooring has not conducted any business other than with respect to the proposed Merger. The Merger would not result in any change in the business, management, executive officers, directors, location of principal executive offices, assets, liabilities or net worth of the Company. By operation of law, upon the completion of the Merger, all assets, property, rights, liabilities and obligations of the Company would be transferred to and assumed by Nations Flooring. As a result of the Reincorporation, the Company's corporate affairs would be governed by Delaware corporation law, which the Board of Directors believes has certain advantages over New York corporation law. See "Principal Reasons for Changing the State of Incorporation to Delaware," below. For a discussion of certain differences between Delaware and New York corporate law, please refer to "Principal Differences Between New York and Delaware Corporate Law," Attachment B attached hereto, which describes such differences in greater detail. Nations Flooring as the surviving corporation in the Merger, may be referred to herein as the "Surviving Corporation."

        (2) THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK WILL BE DECREASED. Pursuant to the Merger Agreement, each outstanding share of Common Stock will be converted into one-fourth of a share of common stock of the Surviving Corporation having otherwise rights, limitations, designations and preferences identical to those the Common Stock had immediately prior to the Merger. As examples of the conversion of shares of Common Stock in the Merger, (i) a stockholder holding one hundred shares of Common Stock immediately prior to the Merger would hold twenty five shares of common stock of the Surviving Corporation upon completion of the Merger and (ii) a stockholder holding one hundred fifty shares of Common Stock immediately prior to the Merger would hold thirty seven and one-half shares of common stock of the Surviving Corporation upon completion of the Merger. Accordingly, the Reverse Stock Split will affect all shares of Common Stock on a proportionate basis, and each stockholder of Nations Flooring will have the same proportionate interest in Nations Flooring upon completion of the Merger that such stockholder had in the Company immediately prior to the Merger.

PRINCIPAL REASONS FOR CHANGING THE STATE OF INCORPORATION TO DELAWARE

    For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations initially choose Delaware as their domicile and many others have reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's long-standing policy of encouraging incorporation in that state, and its consequent preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions which may provide greater predictability with respect to the Company's corporate legal affairs. Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority stockholders the same substantive rights and protection as are available in a number of other states. For a discussion of certain differences in stockholders' rights and the powers of management under the DGCL and the NYBCL, see "Principal Differences Between New York and Delaware Corporation Laws," below, and Attachment B to this Proxy Statement, which describes certain differences between New York and Delaware Corporate law in greater detail.

PRINCIPAL DIFFERENCES BETWEEN NEW YORK AND DELAWARE CORPORATION LAWS

    The Reincorporation would effect several changes in the rights of shareholders as a result of differences between the NYBCL and the DGCL. The provisions of the NYBCL and DGCL differ in many respects, including without limitation with respect to dividends, statutory "dissenters' rights," shareholder vote to approve certain business combinations, classification of the board of directors, the right to examine the subject corporation's books and records and the ability to enter into "business combinations" with certain shareholders. The DGCL is in certain areas less protective of rights of stockholders than the NYBCL is of the rights of shareholders. For example, the voting requirement under the DGCL for approval of certain business combinations is a majority of the outstanding voting shares, whereas the NYBCL imposes a requirement of approval by 66 2/3% of the voting shares; the DGCL does not provide for statutory "dissenters' rights" for certain types of transactions and in certain cases where such rights would be available under the NYBCL; the DGCL does not require stockholder approval for the issuance of stock options to officers, directors or employees or for the making of loans to directors, whereas such transactions require stockholder approval under the NYBCL; the NYBCL permits action without a stockholder meeting only by unanimous written shareholder consent, whereas such action is permitted in Delaware by the written consent of the holders of that number of shares necessary to approve the corporate action; and the NYBCL business combination statute, which may make it more difficult to accomplish acquisitions opposed by management, is inapplicable to the Company because it is not a "resident domestic corporation" (as defined therein), whereas the Delaware statute applies to all Delaware corporations. As a result, if the Reincorporation Proposal is approved by the Company's stockholders as provided herein, certain of their rights as stockholders will be affected thereby. A more detailed analysis of certain principal differences between New York and Delaware corporate law is set forth in Attachment B hereto, "Principal Differences Between New York and Delaware Corporate Laws".

    In addition to changes arising generally under Delaware law, the Merger Agreement contemplates that the existing certificate of incorporation (the "Certificate of Incorporation") and by-laws (the "By-Laws") of the Company would be changed in the Merger, and that Nations Flooring would be governed by a new certificate of incorporation (the "Nations Flooring Certificate of Incorporation") and by-laws (the "Nations Flooring By-Laws"). The Nations Flooring Certificate of Incorporation and the Nations Flooring By-Laws will be substantially similar to the Certificate of Incorporation and the By-Laws, respectively. Material differences are summarized below. Copies of the Nations Flooring Certificate of Incorporation and the Nations Flooring By-Laws are attached hereto as Attachments C and D respectively. See "Principal Differences Between the Charter Documents of the Company and Nations Flooring."

PRINCIPAL DIFFERENCES BETWEEN THE CHARTER DOCUMENTS OF THE COMPANY AND NATIONS
  FLOORING.

    The Nations Flooring Certificate of Incorporation and the Nations Flooring By-Laws are substantially similar to the Company's Certificate of Incorporation and By-Laws. Certain differences between the existing Certificate of Incorporation and By-Laws of the Company, on the one hand, and the Nations Flooring Certificate of Incorporation and Nations Flooring By-Laws, on the other hand, respectively, arise from certain differences generally between the NYBCL and the DGCL. See "Principal Differences Between New York and Delaware Corporate Laws," above, and Attachment B hereto.

    The following is a summary of the material differences between the provisions of the Company's Certificate of Incorporation and By-laws and the Nations Flooring Certificate of Incorporation and Nations Flooring By-laws. This summary does not purport to be complete, and reference is made to the Nations Flooring Certificate of Incorporation and Nations Flooring By-laws, copies of which are attached hereto as Attachments C and D respectively. Copies of the Company's existing Certificate of Incorporation and By-Laws are available for inspection at the Company's executive offices, and copies thereof will be sent to stockholders, without charge, upon request.

    LIMITATION OF LIABILITY. The Nations Flooring Certificate of Incorporation provides, as permitted by Section 102(b)(7) of the DGCL, that a director of Nations Flooring shall not be personally liable to Nations Flooring or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to Nations Flooring or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the DGCL (declaration and payment of dividends) (iv) for any transaction from which the director derived an improper personal benefit or (v) for any act or omission occurring prior to the date when the provision becomes effective. (See Paragraph SIXTH of the Nations Flooring Certificate of Incorporation.) The Certificate of Incorporation provides for the limitation of liability of directors except to the extent prohibited by the NYBCL. (See Paragraph TENTH of the Certificate of Incorporation.) The NYBCL prohibits elimination of liability for a director if a judgment or final adjudication establishes that (i) his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law, (ii) he personally gained a financial profit or other advantage to which he was not legally entitled or
(iii) he violated Section 719 of the NYBCL (involving the declaration of dividends; purchase or redemption of shares; the distribution of assets to stockholders after dissolution; and loans to directors).

    PURPOSE. The "purpose" clause of the Nations Flooring Certificate of Incorporation has been revised to permit Nations Flooring to engage in any lawful act or activity for which corporations may be organized under the DGCL. (See Paragraph THIRD of the Nations Flooring Certificate of Incorporation.)

    COMMON STOCK. The Nations Flooring Certificate of Incorporation would not effect any substantive change in the rights, designations, limitations and preferences of the shares of the common stock $.001 par value, of Nations Flooring (the "Nations Flooring Common Stock") compared to those of the shares of the Common Stock, immediately prior to the Merger. The Reverse Stock Split, which will reduce the shares of the Common Stock on a one-for-four basis, will be effected through the Merger Agreement. The only changes to be made to the Nations Flooring Certificate of Incorporation with respect to common stock, compared to the Company's existing Certificate of Incorporation, are: (i) the issuance of 20,000,000, shares, as opposed to 120,000,000 shares, of common stock is authorized in the Nations Flooring Certificate of Incorporation and
(ii) the Nations Flooring Common Stock may be subject to the rights of holders of preferred stock, if any, as described below. (See paragraph FOURTH of Nations Flooring Certificate of Incorporation.)

    AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK. The Nations Flooring Certificate of Incorporation provides for the issuance of 1,000,000 shares of preferred stock, par value $.001 per share. The Board of Directors would have the authority at any time, and from time to time, to establish and designate one or more series of preferred stock, to fix the number of shares of any series (which number may vary between series) and to fix the dividend rights and preferences, the redemption price and terms, liquidation rights, sinking fund provisions (if any), conversion provisions (if any), and the voting powers (if any) of such series. The Board of Directors, without stockholder approval, could issue preferred stock with voting and conversion rights that could adversely affect the voting power of holders of the common stock. Certain companies have used the issuance of preferred stock as an anti-takeover device and the Board of Directors of Nations Flooring could, without stockholder approval, issue preferred stock with certain voting, conversion and/or redemption rights that could discourage any attempt to obtain control of Nations Flooring in a transaction not approved by the Board of Directors. Although the Company does not currently intend to issue any shares of preferred stock, there can be no assurance that Nations Flooring will not do so in the future. (See Paragraph FOURTH of the Nations Flooring Certificate of Incorporation.) The Certificate of Incorporation does not authorize the issuance of preferred stock.

    INDEMNIFICATION. The Nations Flooring By-Laws provide that no amendment or repeal of the indemnification provisions thereof shall adversely affect any right or protection of any person Nations Flooring has agreed to indemnify with respect to any act or omission occurring prior to such amendment or repeal. (See
Section 8.1 of the Nations Flooring By-Laws.) The By-Laws provide for indemnification but do not provide for the effect of repeal or amendment of the indemnification provision.

    ANNUAL MEETINGS. Section 2.2 of the Nations Flooring By-Laws provides that the annual meeting of stockholders will be held at the time determined by the Board of Directors. The By-Laws provide a specific date for the annual meeting.

    SPECIAL MEETINGS. Section 2.3 of the Nations Flooring By-Laws provides that subject to the rights of holders of any series of preferred stock, only the Chairman of the Board or a majority of the Board of Directors are entitled to call a special meeting of stockholders. The By-Laws require the written request of stockholders holding at least a majority of such capital stock to call a special meeting. (See Article II, Section 2, By-Laws.)

    NOTICE OF STOCKHOLDER MEETINGS; RECORD DATE. The maximum period for serving notice of stockholder meetings and setting a record date provided by the Nations Flooring By-Laws is 60 days. (See Sections 2.4 and 6.5, Nations Flooring By-Laws.) The By-Laws do not specify a maximum notice period, however, under the NYBCL, such period is 50 days.

    NOTICE OF ADJOURNMENTS. Section 2.5 of the Nations Flooring By-Laws provides that notice of adjournment of any meeting of stockholders must be given to each stockholder if (i) the Board of Directors fix a new record date for the adjourned meeting or (ii) the adjournment is for more than 30 days. The By-Laws do not contain such provision.

    DURATION OF PROXIES. Section 2.7 of the Nations Flooring By-Laws provides that every proxy expires three years from its date unless a longer period is provided in the proxy. The By-Laws provide that proxies expire after 11 months.

    INSPECTORS OF ELECTION. Under the Nations Flooring By-Laws, appointment of inspectors for stockholder votes is not mandatory, and, if appointed, one inspector is sufficient. (See section 2.10 of the Nations Flooring By-Laws.) The By-Laws require the appointment of at least two inspectors at each meeting at which an election of directors or voting on any other matter takes place.

    NUMBER OF DIRECTORS. Section 3.1 of the Nations Flooring By-Laws provides that the ability of the Board of Directors to fix the number of directors may be subject to the rights of holders of preferred stock, if any. It further provides that the initial Board of Directors shall consist of four members. Under the By-Laws, the Board sets the number of directors, but there must be at least three and no more than 15 directors.

    REGULAR BOARD OF DIRECTORS MEETINGS. Section 3.5 of the Nations Flooring By-Laws provides that regular Board of Directors meetings are to be held on such dates as are fixed by the Board of Directors or the Chairman of the Board. The By-Laws provide that such meetings are to be held on specified dates. (See
Article III, Section 9, By-Laws.)

    NOTICE OF SPECIAL MEETINGS OF BOARD OF DIRECTORS. The provisions governing the giving of notice for Board of Directors meetings have been revised so that a minimum of two days notice is required and, if notice of less than three days is given, such notice must be given orally or sent by special delivery mail, telegraph or telecopy. (See Sections 3.6 and 3.7, Nations Flooring By-Laws.) The By-Laws provide for notice to be given at least two days before the meeting when such notice is given by mail and no later than one day before the meeting when given by telegraph, telephone or personally delivered.

    ACTION WITHOUT A MEETING. Section 3.11 of the Nations Flooring By-Laws provides that the Board of Directors, or a committee of the Board, may take action without a meeting if all the members of the Board, or of a committee, as the case may be, consent in writing to the adoption of a resolution authorizing the action. The By-Laws do not contain this provision. However, under the NYBCL, such action without a meeting is permitted.

    COMMITTEES OF THE BOARD. Section 3.13 of the Nations Flooring By-Laws provides for the designation of committees, consisting of directors, upon resolution adopted by a majority of the Board, to exercise all the authority of the Board with respect to certain matters. The By-Laws do not provide for committees of the board.

    PRESIDENT AND CHIEF EXECUTIVE OFFICER. The Nations Flooring Bylaws provide that the officers of the company may include a Chairman of the Board, Chief Executive Officer and President. (See sections 5.7, 5.8 and 5.9, Nations Flooring By-Laws.) The By-Laws provide that there shall be a President who must be a director of the Corporation and that the President presides at meetings of stockholder and meetings of the Board of Directors. (See Article IV, By-Laws.)

    DIVIDENDS. Section 7.1 of the Nations Flooring Bylaws provides that the Board shall have the full power and discretion to determine what, if any, dividends shall be paid. The By-Laws provide that dividends may only be declared from surplus profits and may not impair the capital of the corporation.

    LOANS. Section 7.2 of the Nations Flooring By-Laws provides that instruments evidencing indebtedness of the corporation need the signature of one officer. The By-Laws require two officers to effect loans to the Company.

    INSURANCE. Section 8.3 of the Nations Flooring By-Laws provides that the corporation may insure any director, officer, agent or employee against any liability or expense. The By-Laws do not contain this provision; however, the NYBCL permits a corporation to maintain insurance to indemnify directors and officers in all instances except for judgments against them which establish that acts of active and deliberate dishonesty are material to the cause of action or that the person gained a financial profit he was not legally entitled to.

    VACANCIES AND REMOVAL OF DIRECTORS. The Nations Flooring By-Laws do not contain provisions regarding the removal of directors or procedure for filling vacancies. These are controlled by the provisions of the DGCL, which in substance are the same as the By-Laws.

    CLOSING OF TRANSFER BOOKS. Unlike the By-Laws, the Nations Flooring By-Laws do not contain a provision regarding the power of the Board to close the transfer books of the corporation. (See Article VII, Section 5 of the By-Laws.)

THE REVERSE STOCK SPLIT

    The Merger Agreement provides that, at the completion of the Merger, (i) each share of Common Stock issued and outstanding will, by virtue of the Merger and without any action on the part of any holder thereof, be converted into one-fourth of a share of Nations Flooring Common Stock; and (ii) all Common Stock then held in the Company's treasury, if any, shall cease to exist, and all certificates representing such shares will be canceled by virtue of the Merger.

    Other than with respect to the Reverse Stock Split, the rights, designations, limitations and preferences of Nations Flooring Common Stock will in all respects be identical to the rights, designations, limitations and preferences of the Common Stock immediately prior to the Merger. The Reverse Stock Split would apply to all shares of the Common Stock on a proportionate basis and, accordingly, the Reverse Stock Split would not change the ownership interest or proportional voting power of the holders of the Common Stock. Stockholders holding shares of Common Stock in an amount not divisible by four will receive fractional shares.


    The principal purpose of the one-for-four Reverse Stock Split is to enhance the Surviving Corporation's ability, after the Merger, to have the Nations Flooring Common Stock listed on the Nasdaq SmallCap Market, or, if possible, the Nasdaq National Market ("NMS") or the American Stock Exchange ("Amex"). In order for a company's stock to be listed on the Nasdaq SmallCap Market, it must meet certain requirements, including: (i) the stock must have a minimum bid price of $3.00 per share; (ii) the stock must be held by more than 300 holders; (iii) 100,000 shares must be publicly held having a market value not less than $1 million; (iv) the company must have total assets of $4 million; (v) the company must have capital and surplus of at least $2 million; and (vi) the company must have at least two registered and active market makers. In addition, in order to qualify for listing on the NMS, a company must also satisfy one of the following sets of requirements: either (A)(i) the company had annual pre-tax income of at least $750,000 and net income of at least $400,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years; (ii) there are at least 500,000 publicly held shares; (iii) the market value of publicly held shares is at least $3 million; (iv) the price per share on each of the five business days prior to the date of application by the company is $5.00 or more; (v) the company of the security has net tangible assets of at least $4 million; (vi) the company has a minimum of 800 shareholders if the company has between 500,000 and 1 million shares publicly held, or a minimum of 400 shareholders if the company has either (x) over 1 million shares publicly held or (y) over 500,000 shares publicly held and average daily trading volume in excess of 2,000 shares per day for the six months preceding the date of application; and (vii) at least two dealers act as Nasdaq market makers with respect to the security on each of the five business days preceding the date of application by the company; or (B)(i) the company has net tangible assets of at least $12 million; (ii) there are at least 1 million publicly held shares; (iii) the market value of publicly held shares is at least $15 million; (iv) the price per share on each of the five business days prior to the date of application by the company is $3.00 or more; (v) at least two dealers act as Nasdaq market makers with respect to the security on each of the five business days preceding the date of application by the company; (vi) the company has a three-year operating history; and (vii) the company has a minimum of 400 shareholders. In addition, the Nasdaq may consider securities for listing on the NMS under certain other circumstances. While an approval for listing on Amex is solely within Amex's discretion, Amex has established the following financial guidelines for listing: (A)(i) the company had annual pre-tax income of at least $750,000 in the most recently completed fiscal year or in two of the three most recently completed fiscal years; (ii) the market value of publicly held shares is at least $3 million; (iii) a minimum market price of $3.00 per share; (iv) stockholders equity is at least $4 million; (v) the company had either (x) a minimum public distribution of 500,000 shares together with a minimum of 800 public shareholders, (y) a minimum public distribution of 1,000,000 shares together with a minimum of 400 public shareholders or (z) a minimum public distribution of 500,000 shares together with a minimum of 400 public shareholders and daily trading volume of approximately 2,000 shares or more for the preceding six months; or in the alternative, (B)(i) the market value of publicly held shares is at least $15 million;

(ii) there is a minimum market price of $3.00 per share; (iii) stockholders equity is at least $4 million; and (iv) share distribution is commensurate with one of the alternatives under (A)(v) above.



    If the Reincorporation Proposal is approved by the Company's stockholders as provided herein (see "Vote Required for Approval of the Reincorporation Proposal," below), upon completion of the Merger, the Surviving Corporation will use its commercially reasonable efforts to cause the Surviving Corporation Common Stock to be listed on the Nasdaq SmallCap Market, or, if possible, the NMS or Amex. At December 31, 1996, the Company had a net tangible assets deficit of approximately $10.3 million. Accordingly, it is unlikely that, absent a public or private offering of the Common Stock or Nations Flooring Common Stock, the Company will be able to satisfy the Nasdaq net tangible asset listing requirements for the NMS in the near future. To effect such an offering of Nations Flooring Common Stock, a registration statement relating to these securities has been filed with the Securities and Exchange Commission (which assumes the adoption of the Reincorporation Proposal) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Proxy Statement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such State. These securities will be sold for the account of Nations Flooring and the managing underwriter of such offering is Chatfield Dean & Co. A prospectus relating to such offering of Nation Flooring Common Stock may be obtained from the Company at its offices set forth on the cover page of this Proxy Statement. There can be no assurance that such an offering can be accomplished or, even if accomplished, that it would raise sufficient capital to satisfy the NMS net tangible assets requirements. If necessary, the Company intends to seek an exemption from such listing requirements, although there can be no assurance that the Company will be successful in obtaining such an exemption. Moreover, while Amex does not have a comparable net tangible assets requirement, even if the Company meets the guidelines established by Amex, approval of an application for listing on Amex is within the sole discretion of Amex.


    The Company believes that the Reverse Stock Split would increase the acceptance of the Nations Flooring Common Stock by the financial community and the investing public. However, there can be no assurance that the market price of the Nations Flooring Common Stock will rise in proportion to the reduction in the number of shares of the Nations Flooring Common Stock outstanding as a result of the Reverse Stock Split. Further, as noted above, there can be no assurance that the Surviving Corporation will be able to satisfy the other Nasdaq SmallCap Market (or NMS or Amex) listing standards, or that the Nations Flooring Common Stock will be approved for listing on the Nasdaq SmallCap Market or the NMS or Amex. In addition, as a result of the Reverse Stock Split, stockholders owning less than 400 shares of Common Stock or a number of shares of Common Stock not evenly divisible by 400 will receive "odd-lots" of less than 100 shares of Nations Flooring Common Stock after the Merger. Such holdings may be more difficult to sell, and, in general, brokerage commissions and other costs of transactions in such "odd-lot" holdings may be higher than the cost of transactions in excess or in even multiples of 100 shares. Stockholders may wish to consult with their brokers concerning such potential increased commissions and other costs in respect of "odd-lot" holdings.

THE MERGER AGREEMENT

    Set forth below is a description of certain material terms of the Merger Agreement, other than the Reverse Stock Split, which is described above. This description does not purport to describe all terms of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Attachment A to this Proxy Statement. Under the Merger Agreement, the Company would be merged with and into Nations Flooring a newly-formed wholly owned subsidiary of the Company that is incorporated in Delaware, with Nations Flooring as the surviving corporation in the Merger. Nations Flooring has not conducted any business other than with respect to the proposed Merger. The Merger would not result in any change in the business, management, executive officers, directors, location of principal executive offices, assets, liabilities or net worth of the Company. By operation of law, upon the completion of the Merger, all assets, property, rights liabilities and obligations of the Company would be transferred to and assumed by Nations Flooring as the surviving corporation. Shareholders will not have any statutory "dissenters' rights" under the NYBCL with respect to the Merger.

    EFFECT ON CAPITAL STOCK. The securities of Nations Flooring to be issued to Company stockholders in the Merger will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon Rule 145(a)(2) promulgated under the Securities Act and such securities of Nations Flooring will not be deemed to be "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to the extent the holders thereof do not currently hold restricted securities of the Company.

    CERTIFICATES. Upon completion of the Merger, holders of shares of Common Stock will be required to surrender their certificates representing Common Stock in exchange for certificates representing Surviving Corporation Common Stock. Upon consummation of the Merger, certificates representing shares of Common Stock will be deemed to represent that number of shares of Nations Flooring Common Stock equal to one-fourth of the number of shares of Common Stock reflected on such certificates immediately prior to the Merger. Do not send stock certificates to the Company with your proxy. See "Transmittal Procedures," below.

    ACCOUNTING TREATMENT OF THE MERGER. In accordance with generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost in a manner similar to a pooling of interests. Under this accounting method, the assets and liabilities of the combining entities will be carried forward at their recorded historical book values.

    CERTAIN FEDERAL INCOME TAX CONSEQUENCES. For federal income tax purposes, the Reincorporation, (including the Merger) will be treated as a tax-free reorganization. Consequently, no gain or loss will be recognized by holders of the shares of Common Stock and no gain or loss will be recognized by the Company. In addition, for these purposes, the reverse stock split will not result in recognized gain or loss to the holders of Common Stock of the Company. Accordingly, holders of shares of Nations Flooring Common Stock will have the same aggregate basis in those shares as the aggregate basis they had in the Common Stock before the Reincorporation, Merger and Reverse Stock Split. Furthermore, the holding period of shares of Nations Flooring Common Stock will include the period in which the Common Stock was held prior to the Reincorporation and Reverse Stock Split.

    CONDITIONS TO THE MERGER; AMENDMENT; WAIVER; TERMINATION. The obligations of the Company to effect the Merger are subject to the following conditions:

        (a) obtaining the requisite Company stockholder approvals for the Merger and the Merger Agreement pursuant to the NYBCL (see "Vote Required for Approval of the Reincorporation Proposal," below);

        (b) obtaining the consent of the commissioner of taxation and finance to the Merger, as provided in Section 907(f) of the NYBCL; and

        (c) the absence of any material pending or threatened litigation concerning the Merger or other transaction contemplated by the Merger Agreement.

    The Merger Agreement may be amended and any of its provisions, including any conditions precedent, may be waived by the Company at any time prior to the completion of the Merger, if, in the sole judgment of the Board of Directors, such amendment would not adversely affect the rights and interests of the Company's stockholders thereunder. Notwithstanding any approval by the stockholders of the Company of the Reincorporation Proposal, the Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the completion of the Merger by the Board of Directors, if the Board of

Directors determines for any reason that the consummation of the transactions contemplated by the Merger Agreement would not be advisable or in the best interests of the Company and its stockholders.

VOTE REQUIRED FOR APPROVAL OF THE REINCORPORATION PROPOSAL

    Approval of the Reincorporation Proposal will require the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock entitled to vote at the Special Meeting. The Company's officers and directors, who together may be deemed to beneficially own 69.5% of the Common Stock of the Company, have indicated that they intend to vote FOR the Reincorporation Proposal. Proxies solicited by the Board of Directors will be voted FOR the Reincorporation Proposal unless stockholders specify otherwise. A vote for the Reincorporation Proposal will be a vote for (i) the Reincorporation from New York to Delaware through the Merger; and (ii) the other transactions contemplated by the Merger Agreement, including the Reverse Stock Split and the Name Change.

FRACTIONAL SHARE PROCEDURES

    As described above, fractional shares, or certificates representing such fractional interests, will be issued in the Merger. See "The Reverse Stock Split." These fractional shares will entitle the holder thereof to exercise voting rights, receive dividends thereon and to participate in any of the assets of the corporation in the event of a liquidation.

TRANSMITTAL PROCEDURES

    Upon completion of the Merger, the exchange agent appointed by the Company (the "Exchange Agent") will send to all record holders of Common Stock a letter of transmittal and such other documents as may be required by the Exchange Agent (together, the "Transmittal Documents"). As provided in the Merger Agreement, each holder of a certificate or certificates formerly representing Common Stock will be required to surrender such certificate or certificates to the Exchange Agent for cancellation, together with completed Transmittal Documents. Each holder of such a stock certificate shall be entitled to receive therefor, upon surrender thereof and delivery of completed Transmittal Documents, a certificate representing the number of shares of Nations Flooring Common Stock into which such shares of Common Stock were converted in the Merger.

    THE COMPANY URGES ALL SHAREHOLDERS TO CAREFULLY READ THIS BOARD PROPOSAL 1, ATTACHMENT B HERETO DESCRIBING CERTAIN PRINCIPAL DIFFERENCES BETWEEN NEW YORK AND DELAWARE CORPORATION LAW; AND ATTACHMENT A, C AND D HERETO, WHICH CONTAIN THE MERGER AGREEMENT, THE NATIONS FLOORING CERTIFICATE OF INCORPORATION AND THE NATIONS FLOORING BY-LAWS, RESPECTIVELY.

    The Board of Directors recommends that shareholders vote FOR the Reincorporation Proposal.

                     APPROVAL OF THE 1997 STOCK OPTION PLAN


    In February 1997, the Board of Directors approved the Plan in order to provide an incentive to non-employee directors and to officers and certain other key employees of and consultants to the Company by making available to them an opportunity to acquire a proprietary interest or to increase their proprietary interest in the Company. The Plan provides for the award of options (each an "Award") representing or corresponding to up to 1,250,000 shares of Common Stock. Any Award issued under the Plan which is forfeited, expires or terminates prior to vesting or exercise will again be available for Award under the Plan.


BOARD RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxy.

DESCRIPTION

    THE FOLLOWING DESCRIPTION OF THE PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE PLAN WHICH IS SET FORTH AS ATTACHMENT E TO THIS PROXY STATEMENT.

    THE COMMITTEE ADMINISTERS THE PLAN. The Committee, as defined in the Plan, has the full power and authority, subject to the provisions of the Plan, to designate participants, grant Awards and determine the terms of all Awards. The Committee has the right to make adjustments with respect to Awards granted under the Plan in order to prevent dilution of the rights of any holder. Non-employee directors, including members of the Committee are not eligible to receive discretionary Awards under the Plan but automatically receive upon becoming such a director or upon stockholder approval of the plan and each year thereafter non-qualified stock options ("NQSO's) to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant. Members of the Committee are disinterested within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

    OPTIONS ISSUED UNDER THE PLAN. The terms of specific options are determined by the Committee. Options granted may be NQSO's or incentive stock options within the meaning of Code Section 422 ("ISO's"). The exercise price per share for a non-qualified option is subject to the determination of the Committee. Incentive stock options may not be granted at less than 100% of the fair market value at the date of grant. Each option will be exercisable for the period or periods specified in the option agreement, which will not exceed 10 years from the date of grant.

    Upon the exercise of an option, the option holder shall pay to the Company the exercise price plus the amount of the required Federal and state withholding taxes, if any. Options may be exercised and the withholding obligation may be paid for with cash and, with the consent of the Committee, shares of Common Stock, other securities (including options) or other property. The period after termination of employment during which an option may be exercised is as determined by the Committee. In the absence of any specific determination by the Committee, the following rules will apply. The unexercised portion of any option granted under the Plan will generally be terminated (a) 30 days after the date on which the optionee's employment is terminated for any reason other than (i) cause, (ii) retirement or mental or physical disability or (iii) death; (b) immediately upon the termination of the optionee's employment for cause; (c) three months after the date on which the optionee's employment is terminated by reason of retirement or mental or physical disability; or (d)(i) 12 months after the date on which the optionee's employment is terminated by reason of the death of the employee, or (ii) three months after the date on which the optionee shall die if such death shall occur during the three-month period following the termination of the optionee's employment by reason of retirement or mental or physical disability.

AWARDS GRANTED

    No options have been granted to date under the Plan. Eligible persons may receive grants under the Plan in the future at the discretion of the Compensation Committee.

FEDERAL INCOME TAX CONSEQUENCES

    Set forth below is a description of the federal income tax consequences under the Code, of the grant and exercise of the benefits awarded under the Plan. This description does not purport to be a complete description of the federal income tax aspects of the Plan. The summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular employee eligible to receive options.

    There will be no federal income tax consequences to employees or the Company on the grant of a NQSO. On the exercise of a NQSO, the employee generally will have taxable ordinary income, subject to withholding, equal to the excess of the fair market value of the shares of Common Stock received on the exercise date over the option price of the shares. The Company will be entitled to a tax deduction in an amount equal to the amount of income recognized by the employee provided the Company complies with applicable withholding and/or reporting rules. Any ordinary income realized by an employee upon exercise of a NQSO will increase his tax basis in the Common Stock thereby acquired.

    Any gain or any loss recognized upon the subsequent disposition of the acquired Common Stock will be a capital gain or loss, and will be a long-term gain or loss if such shares of Common Stock are held for more than one year.

    An employee who surrenders shares of Common Stock in payment of the exercise price of a NQSO will not recognize gain or loss on his surrender of such shares, but will recognize ordinary income on the exercise of the NQSO as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise, and the capital gains holding period will begin on the date of exercise.

    If the Company delivers cash, in lieu of fractional shares, the employee will recognize ordinary income equal to the cash paid and the fair market value of any shares issued as of the date of exercise. An amount equal to any such ordinary income will be deductible by the Company, provided it complies with applicable withholding requirements.

    With respect to ISO's, no compensation income is recognized by a participant, and no deduction is available to the Company, upon either the grant or exercise of an ISO. However, the difference between the exercise price of an ISO and the market price of the Common Stock acquired on the exercise date will be included in alternative minimum taxable income of a participant for the purposes of the "alternative minimum tax." Generally, if an optionee holds the shares acquired upon exercise of ISO's until the later of (i) two years from the grant of the ISO's or (ii) one year from the date of acquisition of the shares upon exercise of ISO's, any gain recognized by the participant on a sale of such shares will be treated as capital gain. The gain recognized upon the sale is the difference between the option price and the sale price of the Common Stock. The net federal income tax effects on the holder of ISO's generally is to defer, until the shares are sold, taxation of any increase in the value of the Common Stock from the time of grant to the time of exercise, and to treat such gain as capital gain. If the optionee sells the shares prior to the expiration of the holding period set forth above, the optionee will realize ordinary compensation income in an amount equal to the difference between the exercise price and the fair market value on the exercise date. The compensation income will be added to the optionee's basis for purposes of determining the gain on the sale of the shares. Such gain will be capital gain if the shares are held as capital assets. If the application of the above-described rule would result in a loss to the optionee, the compensation income required to be recognized thereby would be limited to the excess, if any, of the amount realized on the sale over the basis of the shares sold. If an optionee disposes of shares obtained upon exercise of an ISO prior to the expiration of the holding period described above, the Company generally will be entitled to a deduction in the amount of the compensation income that the optionee recognizes as a result of the disposition. However, the use by an optionee of shares previously acquired pursuant to the exercise of an ISO to exercise an incentive stock option will be treated as a taxable disposition if the transferred shares have not been held by the optionee for the requisite holding period described above.

    Section 162(m) of the Code, which generally disallows the annual tax deduction for compensation over $1,000,000 paid to the Chief Executive Officer and certain other highly compensated executive officers, provides that "performance-based" compensation will not be subject to the $1,000,000 deduction limitation. Since an employer is not entitled to a deduction upon the grant or exercise of an ISO in any event, this provision does not affect the Company's tax treatment with regard to ISO's. Options (other than ISO's) granted under a plan approved by stockholders with an exercise price equal to the fair market value of the underlying stock as of the date of grant are considered performance-based compensation, if certain requirements are met. The Plan meets such requirements and, accordingly, any income realized by employees with respect to options granted under the Plan is not subject to the deduction limitation of Section 162(m).

    The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code. The Committee may take such additional steps as are necessary to ensure that other Awards under the Plan qualify for exemption from the deduction limitations of Code Section 162(m).

                             EXECUTIVE COMPENSATION


    The following table sets forth for the fiscal year ended December 31, 1996, the compensation for services in all capacities to the Company of the person who was at December 31, 1996 the President of the Company. No executive officer of the Company received salary and bonus in excess of $100,000 during the fiscal year ended December 31, 1996.


                                                                                      ANNUAL COMPENSATION
NAME AND                                                                         ------------------------------     OTHER ANNUAL
PRINCIPAL POSITION                                                                  SALARY $         BONUS $        COMPENSATION
-------------------------------------------------------------------------------  ---------------  -------------  -------------------
Philip A. Herman(1)............................................................             0               0                 0
Chairman of the Board and President

------------------------


(1) Certain entities controlled by Mr. Herman received fees from the Company for the years ended December 31, 1995 and December 31, 1996 as follows: Branin Investments, Inc. ("Branin"), a principal shareholder of the Company, acted as advisor in connection with the Company's obtaining on June 2, 1995 $15,200,000 in term and revolving loans for the Company's subsidiary, Carpet Barn, Inc. ("Carpet Barn" or "CBI") from First Source Financial, L.L.P. (the "Financing") as well as the concurrent private offerings (the "Concurrent Offerings") of notes and preferred stock of Carpet Barn Holdings, Inc. ("CBH"). These financing transactions facilitated the Company's acquisition of the business of Carpet Barn, Inc. For its role as advisor, Branin became entitled to receive a fee of 3% of the aggregate proceeds received in the Financing upon the consummation of a public offering of the Company's common stock (the "Public Offering"), if any. The Concurrent Offerings in the aggregate amount of $4,655,000 consisted of the sale $1,940,000 in notes at a per note unit price of $200,000 and $2,715,000 of preferred stock at a per share price of $1,000 and a per preferred stock unit price of $250,000. For each preferred stock unit sold, the Company issued 145,250 shares of Common Stock, and for each note unit sold, the Company issued 63,640 shares of Common Stock, for an aggregate of 2,194,730 shares of Common Stock issued in the Concurrent Offerings. Branin became entitled to receive a fee of 3% of the aggregate proceeds from the Concurrent Offerings upon the consummation of a Public Offering, if any. Philip A. Herman, the Chairman of the Board and President of the Company, is a principal of Branin. The total of such fees is approximately $650,000, which Branin has agreed to waive in exchange for increasing its management consulting fees discussed in the next paragraph to $10,000 per month effective in the month of the Public Offering. While the Company has filed a registration statement there is no assurance a Public Offering will be consummated, and therefore the Company's financial statements do not contain any provision or liability for these fees. See "The Reincorporation--The Reverse Stock Split." In May 1996, the Company incurred a liability to Branin of $46,600 as a result of interest and dividend payments on CBH securities made by Branin on behalf of CBH. Further dividend payments of $46,600 per month thereafter have been made by Branin on these securities, resulting in an obligation to Branin as of February 1, 1997 in the amount of $421,652. In May 1996, Branin paid the Company approximately $6,000 for consulting services rendered to Branin by employees of the Company. Further, the Company's executive offices, which it occupies rent-free, are located at Branin's offices in New York City.



   In addition, CBI has entered into consulting arrangements with (a) Branin, pursuant to which CBI was obligated to pay $35,000 per month to Branin and,
    (b) PAH Marketing, Inc. ("PAH"), a company controlled by Philip A. Herman, pursuant to which CBI was obligated to pay $5,000 per month to PAH. These arrangements were revised as of September 1, 1996 to provide for payment obligations to Branin of $10,000 per month and to discontinue obligations to PAH. As of January 31, 1997, CBI owed Branin $4,987 and PAH $20,000 in respect of these obligations. These arrangements were entered into for the purpose of providing the Company with management advisory services in the areas of operations management, financing and acquisitions.

   C.B. Realty, Inc. ("CB Realty"), which is owned by four shareholders of the Company, including David Herman, Philip Herman's son, acquired the land and building previously owned by Carpet Barn. In connection with such purchase, the Company loaned $288,000 to CB Realty, payable over a three-year period in monthly installments of $9,293, including interest at a rate of 10% per annum. CB Realty simultaneously entered into a lease agreement with the Company pursuant to which the Company leased the land and building in which it conducts its operations for a three year term with annual lease payments of approximately $100,000.

    COMPENSATION. No director of the Company received remuneration from the Company. Directors do not currently receive fees or other remuneration from the Company. The Company is currently contemplating entering into an employment agreement with Mr. Herman pursuant to which Mr. Herman will initially receive no base salary but may receive bonuses and may be granted a base salary in the future, within the discretion of the board of directors. William Poccia, Chief Financial Officer of the Company since August 6, 1996, has been since such date and currently, is being remunerated by the Company at the rate of $100,000 per year.

    BONUS PLAN. In June 1995, the Company initiated a Management Bonus Program (the "Bonus Plan") pursuant to which the Company could make available for bonuses to certain members of management of the Company (including Steven Chesin and Jeffrey Wiens) an aggregate amount equal to 2% of the Earnings Before Income Taxes (as defined below) of the Company for each fiscal year, with the Company's management to have the right to determine how such bonus amount would be allocated among its members. If all of the members of the Company's management issued a written statement recommending allocation, the bonus would be allocated as such; and if no written statement was issued, the President of the Company could allocate the bonus in his discretion. "Earnings Before Income Taxes" meant earnings before income taxes of the Company for the relevant fiscal year. There were no bonuses paid in 1995 or 1996. The Bonus Plan was terminated in October 1996. Those officers eligible for bonuses under the Bonus Plan will be eligible to participate in the Plan. See "Approval of the 1997 Stock Option Plan-- Description."

                             EMPLOYMENT AGREEMENTS


    MARK SZPORKA. Pursuant to a five-year employment agreement, dated as of June 2, 1995, Mr. Szporka was employed as the Company's Chief Financial Officer at an annual salary of $120,000 per year, subject to annual pay increases at the Company's discretion. This employment was terminated for cause by the Company by letter dated August 5, 1996. Pursuant to his employment agreement, Mr. Szporka was entitled to participate in the Bonus Plan as a member of "management" for any fiscal year during which he had been employed for at least six months. Mr. Szporka's termination and severance provisions were comparable to those for Mr. Chesin. In addition, Mr. Szporka, under the terms of his employment agreement, purchased at $0.001 per share 871,500 shares of Common Stock on June 1, 1995. 290,500 shares were deemed to be consideration for services provided to the Company prior to June 1, 1995 in connection with the acquisition of the business of Carpet Barn. Also, pursuant to the employment agreement, 581,000 shares of Common Stock ("Escrow Shares") were deposited into an escrow account on June 1, 1995. All dividends on and voting rights of the Escrow Shares belonged to the Company until such time as the Escrow Shares would be released from escrow. Upon the first anniversary of Mr. Szporka's employment and each of the following four such anniversaries, 116,200 of the Escrow Shares were to be released to Mr. Szporka together with all rights and privileges thereto. In the event the Company did not meet certain operating goals, as described in the employment agreement, the Company had the right to repurchase those shares at $.01 per share. As of December 31, 1995, Mr. Szporka's right to receive 68,122 of the Escrow Shares was canceled because the Company did not meet certain operating goals described in the employment agreement during the operating period then ended. As a result of the Company's termination of Mr. Szporka's employment for cause, it became entitled to repurchase the 581,000 Escrow Shares from Mr. Szporka for $.01 per share. Such repurchase was effected in October, 1996.


    On September 11, 1996, Mr. Szporka sued the Company and its subsidiaries and the Company's directors in District Court in Clark County, Nevada alleging that his employment agreement was wrongfully terminated, that the Company violated duties of good faith and fair dealing with him and that he was tortiously discharged. He seeks unspecified compensatory damages in excess of $10,000, punitive damages, injunctive and declaratory relief, attorney's fees and costs and such other relief as the court deems just and equitable. Subject to the consent of the other defendants in the suit, the District Court has granted the Company's motion to dismiss the case so that the dispute will be adjudicated through arbitration as provided in Mr. Szporka's employment agreement. The Company believes that it has meritorious defenses and intends to vigorously pursue them. Moreover, the Company is considering whether it has counterclaims against Mr. Szporka.


                                 KEY EMPLOYEES

    The Company believes that the following employees of the Company are of special value to the Company's existing floor covering business and to the implementation of its growth strategy.

    STEVEN CHESIN has been Senior Vice President and Chief Operating Officer of Carpet Barn, Inc. since July 28, 1995. Prior to joining the Company, Mr. Chesin served as President of Steve's Floor Covering, Inc., a carpet installer, from its founding in 1977, when Mr. Chesin was only 15 years old, to the Company's acquisition of Steve's in July 1995.

    Pursuant to an employment agreement, dated as of July 28, 1995, between Mr. Chesin and the Company, Mr. Chesin is serving as Senior Vice President and Chief Operating Officer of Carpet Barn for a three-year period, with successive one-year automatic extensions to his employment unless either party gives the other at least 90 days' notice of termination prior to the end of any term. His current salary has been increased to $125,000 per year from its initial $75,000 level and is subject to annual pay increases at the Company's discretion. Mr. Chesin was eligible to participate in the Bonus Plan until its termination in October 1996. Mr. Chesin's employment is terminable for cause which includes the Company's failure (a "Target Failure") to achieve net income equal to or greater than (a) 75% of the projected net income for any fiscal quarter or (b) 85% of the projected net income for any two consecutive fiscal quarters. Mr. Chesin will receive two months' severance pay, plus an additional month's severance pay for each full year of employment that has elapsed, if the agreement terminates due to a Target Failure or Mr. Chesin's total disability.

    JEFFREY WIENS has been Controller of the Company since July 1995. From 1988 to July 1995, Mr. Wiens served in various capacities, principally in the Minneapolis, Minnesota office of McGladrey & Pullen, LLP, the Company's independent auditors, including serving as a member of the audit staff from 1988 to July 1994 and as Manager from August 1994 to July 1995. Pursuant to an employment agreement, dated as of July 5, 1995, the Company employs Mr. Wiens as its Controller for a two-year period, with successive one-year automatic extensions of his employment unless either party gives the other at least 90 days' notice of termination prior to the end of any term. Pursuant to the agreement, Mr. Wiens' salary has been increased to $60,000 per year from its initial $50,000 level and is subject to annual pay increases at the Company's discretion. Until its termination, Mr Wiens was entitled to participate in the Bonus Plan.

    ALAN EMBER has extensive experience in the floor covering industry and was recently hired by the Company to develop retail facilities in Phoenix and other markets in the southwestern United States. Mr. Ember's responsibilities includes merchandising, marketing, advertising, sales training and program development. From September, 1994 until he was hired by the Company, Mr. Ember was the Divisional President of Carpetmax in Phoenix, Arizona and was responsible for the entire operation of that division. Prior to that, from November 1993, Mr. Ember was the General Manager for Carpeteria in Tuscon. From March 1993, Mr. Ember served as General Manager for Broadway Carpet, also in Tuscon. From

September 1992, he was the carpet division and advertising manager for Tile City in Pittsburgh, Pennsylvania. Prior to that, Mr. Ember was the General Manager for Apollo Carpet in Tuscon, Arizona.

    Pursuant to an employment agreement dated May 28, 1996 between Mr. Ember and the Company, Mr. Ember is serving as Senior Vice President of Carpet Barn for a three-year period with successive one-year automatic extensions unless either party gives the other at least 90 days notice of termination prior to the end of any term. His current salary is $125,000 per year plus a bonus of 25% of Earnings Before Interest and Taxes, as defined in the employment agreement ("EBIT"), for the entity managed by Mr. Ember, payable in Common Stock of the Company 15 days after the Company's financial statements are finalized. Mr. Ember's employment is terminable for cause, which includes the failure (a "Target Failure") to achieve EBIT equal to or greater than (a) 75% of the projected EBIT in any fiscal quarter, or (b) 85% of the projected EBIT for any two consecutive fiscal quarters, in each case for the entity managed by Mr. Ember. Mr. Ember will receive two months severance pay, plus one additional month severance pay for each full year of employment, if the agreement terminates due to a Target Failure or Mr. Ember's total disability.

    JUDY HIGHTOWER has been the design services manager at Carpet Barn, Inc. since joining the Company in October 1995. Ms. Hightower established the Company's first window and wallcovering division and was also responsible for designing, implementing and opening the Company's new design center and retail facility in Las Vegas. From 1991 until she joined the Company, Ms. Hightower provided similar design services to several large home builders in the Las Vegas area.

    ROBERT SMITH has extensive experience in operating and managing floor covering warehouses and distribution centers and was hired by the Company to manage and operate its warehouses and the distribution of its products in the Las Vegas market. From January 1995 until he joined the Company in June 1996, Mr Smith was the Director of Broadloom Installation for Giant Carpet in Moonachie, New Jersey, where he supervised and coordinated the installation of carpeting for thirty-eight retail stores. Prior to that, from March 1991, Mr. Smith was the Terminal Manager and Operations Consultant for Apex Express, Inc., located in New York, New York. In that capacity, Mr. Smith managed the warehousing, delivery and assembly of office furniture and exercise equipment and designed and implemented delivery and in-house assembly programs for United Stationers in Edison, New Jersey.

                           PRINCIPAL STOCKHOLDERS AND
                             HOLDINGS OF MANAGEMENT


    The following table sets forth certain information as of February 15, 1997, regarding (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director, nominee and Named Executive Officer of The Company and (iii) all officers and directors as a group.


                                                                           NUMBER OF SHARES
                                                                             AND NATURE OF          PERCENTAGE
NAME & ADDRESS OF                                                             BENEFICIAL                OF
BENEFICIAL OWNER                                                               OWNERSHIP        OUTSTANDING SHARES
------------------------------------------------------------------------  -------------------  ---------------------
Philip A. Herman (1)....................................................        10,131,050                69.5%
  c/o Branin Investments, Inc.
  100 Maiden Lane
  New York, NY 10038
Branin Investments, Inc. (2)............................................         1,252,412                 8.6
  100 Maiden Lane
  New York, NY 10038
Facundo Bacardi (3).....................................................         5,743,985                39.4
  100 Maiden Lane
  New York, NY 10038
Icarus Investments, Ltd. (4)............................................         3,515,414                24.1
  100 Maiden Lane
  New York, NY 10038
Michael Mindlin (5).....................................................           576,800                 4.0
Gary Peiffer (6)........................................................           139,850                   *
William Poccia..........................................................                 0                   *
All Directors and Executive Officers as group (5 persons):..............        10,131,050                69.5

------------------------

*   Less than one percent

(1) Includes an aggregate of 10,131,050 shares issued to Mr. Herman as voting trustee pursuant to a Voting Trust Agreement, dated May 30, 1995, among Mr. Herman and certain shareholders of the Company, which shares Mr. Herman is deemed to beneficially own. 1,252,412 of such shares are held by Branin, of which Mr. Herman is a principal. Excludes 2,905 shares held by each of Richard and Ruth Herman and 62,458 shares held by David Herman, all members of the immediate family of Mr. Herman. Mr. Herman disclaims beneficial ownership of the shares held by such family members.

(2) Excludes 290,000 shares held through the voting trust referenced in Note 1, above, for the benefit of Mr. Herman.

(3) Includes an aggregate of 4,872,484 shares held by various affiliates of Mr. Bacardi (including 3,515,414 shares held by Icarus Investments Ltd., 305,025 shares held by each of Stylish Investments Ltd. and Delphic Investments Ltd., and 747,021 shares held by Designed Investments Ltd.). All of such shares are held in the voting trust referred to in note 1, above.

(4) Excludes shares held by Mr. Bacardi and his other affiliates. Mr. Bacardi has sole voting and dispositive power with respect to the shares of Common Stock owned by this entity. All of such shares are held in the voting trust referred to in note 1, above.

(5) Includes 576,800 shares held by Mr. Mindlin's spouse, as to which he disclaims beneficial ownership. All of such shares are held in the voting trust referred to in note 1, above.

(6) All of such shares are held in the voting trust referred to in note 1, above.

                             STOCKHOLDERS PROPOSALS


    Any proposal that a stockholder intends to present for action at the 1997 Annual Meeting of Stockholders, currently scheduled for May 22, 1997, must be received by the Company no later than April 8, 1997 in order for the proposal to be included in the proxy statement and form of proxy for the 1997 Annual Meeting of Stockholders. The proposal should be sent to the Secretary, Ragar Corp., 100 Maiden Lane, New York, New York 10038.


                                 OTHER BUSINESS

    The Board of Directors of the Company knows no other matters to be presented at the Special Meeting of Stockholders. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                              COST OF SOLICITATION

    Solicitation other than by mail may be made personally and by telephone by regularly employed officers and employees of the Company who will not be additionally compensated therefor. The Company will request brokers, dealers, banks or voting trustees, or their nominees, who hold stock in their names for others or hold stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the proxy card and will reimburse such institutions for their reasonable expenses in so doing. The total cost of soliciting proxies will be borne by the Company.

    It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                          By Order of the Board of Directors,
                                          Philip A. Herman,
                                          CHIEF EXECUTIVE OFFICER


New York, New York
February 26, 1997

                                                                    ATTACHMENT A

                          AGREEMENT AND PLAN OF MERGER

    AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of February 26, 1997, by and between Ragar Corp., a New York corporation ("Ragar"), and Nations Flooring, Inc., a Delaware corporation ("Nations" or the "Surviving Corporation") (Ragar and Nations are sometimes hereinafter referred to as the "Constituent Corporations").

                               W I T N E S E T H:

    WHEREAS, Ragar is a corporation duly organized on July 19, 1988 and validly existing under the laws of the State of New York;

    WHEREAS, Nations is a corporation duly organized on December 26, 1996 and validly existing under the laws of the State of Delaware;

    WHEREAS, Ragar is duly authorized to issue 120,000,000 shares of common stock, par value $.001 per share ("Ragar Common Stock"), of which 14,569,586 shares of Ragar Common Stock are validly issued and outstanding, fully paid and non-assessable;

    WHEREAS, Nations is duly authorized to issue 21,000,000 shares of stock consisting of 20,000,000 shares of common stock, par value $.001 per share ("Nations Common Stock"), and 1,000,000 shares of preferred stock, par value $.001 per share ("Nations Preferred Stock"), of which ten (10) shares of Nations Common Stock and no shares of Nations Preferred Stock are issued and outstanding, fully paid and non-assessable; and

    WHEREAS, the Boards of Directors of the Constituent Corporations have deemed it desirable and in the best interests of their respective corporations to merge Ragar with and into Nations in accordance with Section 252 of the Delaware General Corporation Law of the State of Delaware ("DGCL") and with Section 905 of the New York Business Corporation Law ("NYBCL") and in accordance with the provisions of Section 368 of the Internal Revenue Code of 1986, as amended.

    NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:

        1. MERGER. Ragar shall be merged (the "Merger") with and into Nations. Nations shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, but the separate corporate existence of Ragar shall cease forthwith upon the Effective Date (as hereinafter defined).

        2. EFFECTIVE DATE. Subject to the conditions hereinafter set forth, the Merger shall become effective (the "Effective Date") upon the filing of a duly executed Certificate of Merger with the Secretary of State of the State of Delaware.

        3. CERTIFICATE OF INCORPORATION: BY-LAWS. From and after the Effective Date and until thereafter amended or supplemented or repealed in accordance with their respective terms, the Certificate of Incorporation and the By-laws of Nations in the forms attached hereto as Exhibits A and B, respectively, shall be the Certificate of Incorporation and the By-laws of the Surviving Corporation.

        4. DIRECTORS AND OFFICERS. The directors and officers of Nations immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, each to hold office (subject to the By-laws of the Surviving Corporation) until their respective successors shall be duly elected or appointed and qualified.

        5. CONVERSION OF OUTSTANDING STOCK OF RAGAR. Forthwith upon the Effective Date, each of the issued and outstanding shares of Ragar Common Stock, and all rights in respect thereof, shall be converted into one-fourth (.25) fully paid and non-assessable shares of Nations Common Stock, and each certificate nominally representing shares of Ragar Common Stock shall for all purposes be deemed to evidence the ownership of the appropriate number of shares of Nations Common Stock. Fractional shares will be issued in the Merger to those stockholders of Ragar holding shares in an amount not divisible by four.

        6. OPTIONS, WARRANTS AND RIGHTS. At the Effective Date, all options, warrants or rights then outstanding which immediately prior thereto had given the holder thereof the right to purchase shares of Ragar Common Stock shall, by virtue of the Merger and without further action on the part of the holder thereof, be changed and converted into options, warrants or rights giving the holder thereof the right to purchase one-fourth the number of shares of Nations Common Stock at the same aggregate exercise price and containing such other terms and conditions as pertained under such options, warrants or rights immediately prior to the Effective Date.

        7. RETIREMENT OF ORGANIZATION STOCK. Forthwith upon the Effective Date, each of the ten (10) shares of Nations Common Stock presently issued and outstanding shall be retired, and no shares of Nations Common Stock or other securities of Nations shall be issued in respect thereof.

        8. ASSETS AND LIABILITIES. At and after the Effective Date, Nations shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises (both public and private) and all of the property (real, personal and mixed) of each of the Constituent Corporations; all debts due to Ragar shall be vested in Nations; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the Constituent Corporations shall be as effectively the property of Nations as they were of the respective Constituent Corporations; the title to any real estate vested by deed or otherwise in Ragar shall not revert or be in any way impaired by reason of the Merger, but shall be vested in Nations; all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved, unimpaired, limited in lien to the property affected by such lien at the Effective Date; all debts liabilities and duties of the Constituent Corporations shall thenceforth attach to Nations and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; and Nations shall indemnify and hold harmless the officers and directors of each of the Constituent Corporations against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

        9. FURTHER ASSURANCE OF TITLE. If at any time Nations shall consider or be advised that any acknowledgments or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to Nations any right, title or interest of Ragar held immediately prior to the Effective Date, Ragar and its proper officers and directors shall and will execute and deliver all such acknowledgments or assurances in law and do all things necessary or desirable to acknowledge or confirm such right, title or interest in Nations as shall be necessary to carry out the purposes of this Agreement, and Nations and its proper officers and directors are fully authorized to take any and all such action in the name of Ragar or otherwise.

        10. CONDITIONS TO MERGER. The consummation of the Merger is subject to the satisfaction of the following conditions prior to the Effective Date:

           (a) This Agreement shall have been approved and adopted by the requisite number of stockholders of each of the Constituent Corporations;

           (b) Each of the Constituent Corporations shall have received, or waived receipt of, such licenses, permits, consents, approvals, authorizations, qualifications, and orders of governmental authorities and parties to contracts with the Constituent Corporations as are necessary for consummation of the transactions contemplated by this Agreement; and

           (c) No preliminary or permanent injunction or other order issued by any court of competent jurisdiction preventing the consummation of the Merger shall be in effect.

        11. TERMINATION. This Agreement may be terminated and the Merger and other transactions herein provided for abandoned at any time prior to the Effective Date (whether before or after adoption and approval of this Agreement by the stockholders of the Constituent Corporations) by action of the Board of Directors of Ragar if said Board of Directors determines that the consummation of the transactions provided for herein would not, for any reason, be in the best interests of Ragar and its stockholders.

        12. DEFERRAL. Consummation of the transactions herein provided for may be deferred by the Board of Directors of Ragar for a reasonable period of time if said Board of Directors determines that such deferral would be in the best interests of Ragar and its stockholders.

        13. NAME AND PRINCIPAL OFFICE. The name of the Surviving Corporation shall be Nations Flooring, Inc. and its principal executive offices shall be 100 Maiden Lane, New York, New York, 10038. The principal office of the Surviving Corporation in the State of Delaware shall be c/o Prentice Hall Corporation System, Inc., 32 Loockerman Square, Suite L-100, Dover, Delaware 19901.

        14. DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

        15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

        16. EXPENSES AND RIGHTS OF STOCKHOLDERS. Nations shall pay all expenses of carrying this Agreement into effect and of accomplishing the Merger.

    IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have executed this Agreement as of the year and date first above written.

  ATTEST:                                            RAGAR CORP.
                                                     a New York corporation

  By:               /s/ GARY PEIFFER               By:            /s/ PHILLIP A. HERMAN
       ----------------------------------------         ----------------------------------------
       Name: Gary Peiffer                               Name: Phillip A. Herman
       Title: Director                                  Title: Chairman of the Board
                                                                and President

  ATTEST:                                          NATIONS FLOORING, INC.
                                                   a Delaware corporation

  By:               /s/ GARY PEIFFER               By:            /s/ PHILLIP A. HERMAN
       ----------------------------------------         ----------------------------------------
       Name: Gary Peiffer                               Name: Phillip A. Herman
       Title: Director                                  Title: Chairman of the Board
                                                                and President

                                                                    ATTACHMENT B

                   PRINCIPAL DIFFERENCES BETWEEN NEW YORK AND
                             DELAWARE CORPORATE LAW

    The following discussion summarizes certain principal differences between New York Business Corporation Law (the "NYBCL") and the Delaware General Corporation Law (the "DGCL"). This summary does not purport to be a complete description of such corporation laws or the differences between stockholders' rights under each of the NYBCL and the DGCL, respectively, and is qualified by reference to each of the NYBCL and the DGCL.

    DIVIDENDS. Under the NYBCL, dividends may be paid only out of surplus. The DGCL provides that a corporation may, unless otherwise restricted by its certificate of incorporation, declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the current or preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).

    DISSENTERS' RIGHTS OF APPRAISAL. Under the NYBCL, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers, consolidations and sales of all or substantially all the assets of a corporation. The DGCL provides similar rights and procedures for mergers and consolidations only. Furthermore, under the DGCL, even in those cases, such rights are not provided in certain circumstances, including transactions in which shares of the corporation being voted in a merger or consolidation are listed on a national securities exchange, designated as national market system securities by the National Association of Securities Dealers, Inc. (the "NASD") or are held of record by more than 2,000 stockholders and in which the shares to be received in such merger or consolidation are shares of the surviving corporation or are listed on a national securities exchange or designated as national market system securities by the NASD or are held of record by more than 2,000 stockholders.

    ISSUANCE TO OFFICERS, DIRECTORS AND EMPLOYEES OF RIGHTS OR OPTIONS TO PURCHASE SHARES. The NYBCL requires the affirmative vote of a majority of the shares entitled to vote in order to issue to officers, directors or employees options or rights to purchase stock. The DGCL does not require stockholder approval of such transactions.

    VOTE REQUIRED FOR CERTAIN BUSINESS COMBINATIONS. The NYBCL requires that certain mergers, consolidations and sales of all or substantially all of the assets not in the ordinary course of business be approved by the holders of two-thirds of the outstanding shares entitled to vote thereon. Under the DGCL, such transactions require approval by the holders of a majority of the outstanding shares entitled to vote thereon, and a vote of the stockholders of the surviving corporation is not necessary where, in the case of a merger, (i) no amendment of its certificate of incorporation or change in its outstanding shares is involved, and (ii) the merger results in no more than a 20% increase in its outstanding common shares.

    LOANS TO DIRECTORS. The NYBCL requires that loans to directors be authorized by an affirmative vote of stockholders as provided in the NYBCL. Under the DGCL, loans may be made to employees or officers, even those who are also directors if, the Board of Directors finds that the loan may benefit the corporation.

    INTERESTED DIRECTORS. The NYBCL requires the unanimous approval of disinterested directors for the approval of a transaction between a corporation and one or more of its directors or officers where the transaction has not been fully disclosed and approved by the shareholders entitled to vote thereon and a vote of disinterested directors are insufficient to constitute an act of the board. Under the DGCL, such a transaction may be approved by the affirmative votes of a majority of the disinterested directors even though the disinterested directors do not constitute a quorum.

    REDEEMABLE SHARES. The NYBCL generally permits redemption only at the option of the corporation, while the DGCL permits redeemable shares to be redeemed at the option of the corporation or the stockholder.

    CORPORATE ACTIONS. The NYBCL permits corporate action without a stockholders' meeting only upon the written consent of all stockholders entitled to vote on such action. The DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise, and then requires the corporation to provide notice of the actions taken through such procedure to the stockholders who did not vote with respect to such action.

    CONSIDERATION FOR SHARES. Under the NYBCL, neither obligations of the subscriber for future payments nor obligations of the subscriber for future services constitutes payment or partial payment for shares of a corporation. Furthermore, certificates for shares may not be issued until the full amount of the consideration therefor has been paid (except in the case of shares purchased pursuant to stock options under a plan permitting installment payments). Under the DGCL, shares of stock may be issued, and deemed to be fully paid and nonassessable, if the corporation receives consideration (in the form of cash, services rendered, personal property, real property, leases of real property, or a combination thereof) having a value not less than the par value of such shares, and the corporation receives a binding obligation of the subscriber to pay the balance of the subscription price.

    CLASSIFICATION OF THE BOARD OF DIRECTORS. The NYBCL permits a classified board with as many as four classes but forbids fewer than three directors in any class. The DGCL permits a classified board of directors with as many as three classes, but does not specify a minimum number of directors for each class. Neither the Surviving Corporation's new Certificate of Incorporation nor the Company's existing Certificate of Incorporation provides for a classified board.

    BUSINESS COMBINATION STATUTES. The NYBCL prohibits any "business combination" (as therein defined) between a "resident domestic corporation" and an "interested stockholder" for five years after the date that the interested stockholder became an interested stockholder unless prior to that date the board of directors of the domestic corporation approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder. After five years, such a business combination is permitted only if (i) it is approved by a majority of the shares not owned by, or by an affiliate of, the interested stockholder or (ii) certain statutory fair price requirements are met. A "resident domestic corporation" is defined as any corporation that (i) is incorporated in New York, (ii) has its principal executive offices and significant business operations in New York or has at least 250 or 25% of its employees in New York (including employees of its 80% subsidiaries) and (iii) has at least 10% of its stock beneficially owned by New York residents. An "interested stockholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting shares of the corporation.

    The DGCL prohibits any "business combination" (as therein defined) between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless
(i) prior to that date the board of directors approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder, the interested stockholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors and certain shares in employee stock plans) or (iii) on or subsequent to such date the business combination is approved by the board of directors and at least two-thirds of the outstanding shares of voting stock not owned by the interested stockholder. The DGCL defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation. Unlike New York, Delaware does not require that the corporation's principal executive offices or significant operations be located in Delaware in order to be covered by this provision.

    NUMBER OF DIRECTORS. Under the NYBCL, the number of directors may not be less than three, and any higher number may be fixed by the bylaws or by action of the stockholders or of the board of directors under specific provisions of the bylaws adopted by the stockholders. The number of directors may be increased or decreased by amendment of the bylaws or by action of the stockholders or of the board of directors under the specific provisions of a bylaw adopted by the stockholders, subject to certain conditions.

    Under the DGCL, a corporation may have as few as one director and there are no maximum limits. The specific number may be fixed in the certificate of incorporation but if so, it may be changed only with both board of directors and stockholder approval. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the bylaws.

    INSPECTION OF STOCKHOLDER'S LIST. With respect to the inspection of stockholder's lists, the NYBCL provides a right of inspection on at least 5 days' written demand to (i) any person who shall have been a stockholder for at least 6 months immediately preceding the demand or (ii) any person holding, or authorized in writing by, at least 5% of any class of outstanding shares. The corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation. The DGCL permits any stockholder to inspect the stockholder's list for a purpose reasonably related to such person's interest as a stockholder and, during the 10 days preceding a stockholders' meeting, for any purpose germane to that meeting.

                                                                    ATTACHMENT C

                          CERTIFICATE OF INCORPORATION
                                       OF
                             NATIONS FLOORING, INC.

                            ------------------------

    FIRST: Name.

    The name of the Corporation is: Nations Flooring, Inc.

    SECOND: Registered Agent.

    The registered office of the Corporation is to be located at The Prentice-Hall Corporation System, Inc., 1013 Centre Road, Wilmington, Delaware, 19805. The name of its registered agent at that address is The Prentice-Hall Corporation System, Inc. New Castle County.

    THIRD: Purpose.

    The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

    FOURTH: Capitalization.

    The total number of shares of stock which the Corporation shall have the authority to issue is twenty-one million (21,000,000) shares, of which twenty million (20,000,000) shares shall be common stock ("Common Stock"), par value $.001 per share, and one million (1,000,000) shares shall be preferred stock ("Preferred Stock"), par value $.001 per share.

    COMMON STOCK. Subject to the prior or equal rights, if any, of the Preferred Stock of any and all series stated and expressed by the Board of Directors in the resolution or resolutions providing for the issuance of such Preferred Stock, the holders of Common Stock shall be entitled (i) to receive dividends when and as declared by the Board of Directors out of any funds legally available therefor, (ii) in the event of any dissolution, liquidation or winding up of the Corporation, to receive the remaining assets of the Corporation, ratably according to the number of shares of Common Stock held, and
(iii) to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. No holder of Common Stock shall have any preemptive right to purchase or subscribe for any part of any issue of stock or of securities of the Corporation convertible into stock of any class whatsoever, whether now or hereafter authorized.

    PREFERRED STOCK. The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers full or limited, or without voting powers, full or limited, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, subject to the limitations prescribed by law and in accordance with the provisions hereof, including (but without limiting the generality thereof) the following:

        (a) The designation of the series and the number of shares to constitute the series;

        (b) The dividend rate, if any, of the series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock, and whether such dividends shall be cumulative or noncumulative;

        (c) Whether the shares of the series shall be subject to redemption by the Corporation and, if made subject to redemption, the times, prices and other terms and conditions of such redemption;

        (d) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of the series;

        (e) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

        (f) The extent, if any, to which the holders of the shares of the series shall be entitled to vote with respect to the election of directors or otherwise;

        (g) The restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

        (h) The rights of the holders of the shares of the series upon the dissolution, liquidation, or winding up of the Corporation.

    FIFTH: Board of Directors.

    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors, subject to any right of the holders of any series of Preferred Stock to elect additional directors, shall be fixed from time to time by the Board of Directors pursuant to the By-Laws.

    SIXTH: Liability of Directors.

    No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that to the extent required by the provisions of Section 102(b)(7) of the General Corporation Law of the State of Delaware or any successor statute, or any other laws of the State of Delaware, this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, (iv) for any transaction from which the director derived an improper personal benefit or (v) for any act or omission occurring prior to the date when the provision becomes effective. If the General Corporation Law of the State of Delaware hereafter is amended to authorize the further elimination or limitation on personal liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended General Corporation Law of the State of Delaware. Any repeal or modification of this Article Sixth by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

    SEVENTH: Incorporator.

    The name and address of the incorporator is as follows:

    Zev M. Bomrind
    Herzfeld & Rubin, P.C.
    40 Wall Street
    New York, NY 10005

    IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, has executed this Certificate of Incorporation on this 26th day of December, 1996.

                                /s/ ZEV M. BOMRIND
                                ---------------------------------------------
                                Zev M. Bomrind
                                SOLE INCORPORATOR

                                                                    ATTACHMENT D

                                    BY-LAWS
                                       OF
                             NATIONS FLOORING, INC.

                            ------------------------

                                   ARTICLE I

    Section 1.1 REGISTERED OFFICE. The registered office of Nations Flooring, Inc. (the "Corporation") within the State of Delaware shall be located at the principal place of business in said State of The Prentice-Hall Corporation System, Inc., the Corporation's registered agent in the State of Delaware.

    Section 1.2 OTHER OFFICES. The Corporation may also have offices and places of business at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ATICLE II
                            MEETINGS OF STOCKHOLDERS

    Section 2.1 PLACE OF MEETINGS. All meetings of stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

    Section 2.2 ANNUAL MEETINGS. The annual meeting of Stockholders for the election of directors and for the transaction of any other proper business shall be held on the date and at the time fixed, from time to time, by the Chairman of the Board or a majority of the members of the Board of Directors.

    Section 2.3 SPECIAL MEETINGS. Subject to the rights of holders of any series of preferred stock (the "Preferred Stock"), special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board or a majority of the members of the Board of Directors. At any special meeting of stockholders, only such business may be transacted as is related to the purpose or purposes set forth in the notice of such meeting.

    Section 2.4 NOTICE OF MEETINGS. Written notice of every meeting of stockholders, stating the place, date and hour thereof and, in the case of a special meeting of stockholders, the purpose or purposes thereof and the person or persons by whom or at whose direction such meeting has been called and such notice is being issued, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the Chief Executive officer, the President, or the persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the stock transfer books of the Corporation.

    Section 2.5 QUORUM. The holders of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote, represented in person or by proxy, shall be necessary to and shall constitute a quorum for the transaction of business at any meeting of stockholders. If, however, such quorum shall not be present or represented at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. Notwithstanding the foregoing, if after any such adjournment the Board of Directors shall fix a new record date for the adjourned meeting, or if the adjournment is for more than thirty (30) days, a notice of such adjourned meeting shall be given as provided in Section 2.4 of these By-Laws.

    Section 2.6 VOTING. The voting rights of stockholders shall be as provided in the Certificate of Incorporation.

    Section 2.7 PROXIES. Every stockholder entitled to vote at a meeting or by consent without a meeting may authorize another person or persons to act for him or her by proxy. Each proxy shall be in writing executed by the stockholder giving the proxy or by his or her duly authorized attorney. No proxy shall be valid after the expiration of three (3) years from its date, unless a longer period is provided for in the proxy. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it, or his or her legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

    Section 2.8 STOCK RECORDS. The Secretary or agent having charge of the stock transfer books shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order and showing the address of and the number and class and series, if any, of shares held by each. Such list, for a period of ten (10) days prior to such meeting, shall be kept at the principal place of business of the Corporation or at the office of the transfer agent or registrar of the Corporation and such other places as required by statute and shall be subject to inspection by any stockholder at any time during the meeting.

    Section 2.9 CONDUCT OF MEETING. The Chairman of the Board shall preside at all meetings of the stockholders. In the absence of a Chairman, the Chief Executive Officer shall preside at all such meetings. If neither the Chairman of the Board nor the Chief Executive Officer are present, then the President, or if the President is not present, then any other director chosen by the directors in attendance, shall preside. The Secretary of the Corporation, or, in his or her absence, an Assistant Secretary, if any, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairman for the meeting shall appoint a secretary of the meeting.

    Section 2.10 INSPECTORS AND JUDGES. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment thereof. If an inspector or inspectors or judge or judges are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges. In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by appointment made by the person presiding at the meeting. Each inspector or judge, if any, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector or judge at such meeting with strict impartiality and according to the best of his or her ability. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing on any challenge, question or matter determined by him or her or them and execute a certificate of any fact found by him or her or them.

                                  ARTICLE III
                                   DIRECTORS

    Section 3.1 NUMBER. Subject to any right of the holder of any series of Preferred Stock to elect additional directors, the number of directors shall be fixed from time to time by the Board. The initial Board of Directors shall consist of four (4) members.

    Section 3.2 POWERS AND DUTIES. Subject to the applicable provisions of law, these By-Laws or the Certificate of Incorporation, but in furtherance and not in limitation of any rights therein conferred, the Board of Directors shall have the control and management of the business and affairs of the Corporation and shall exercise all such powers of the Corporation and do all such lawful acts and things as may be exercised by the Corporation.

    Section 3.3 PLACE OF MEETING. All meetings of the Board of Directors may be held either within or without the State of Delaware.

    Section 3.4 ANNUAL MEETINGS. An annual meeting of the Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting to the directors, including the newly elected directors, shall be necessary in order legally to constitute the meeting, provided a quorum shall be present, or the directors, including the newly elected directors, may meet at such time and place as shall be fixed by the written consent of all of such directors.

    Section 3.5 REGULAR MEETINGS. Regular meetings of Board of Directors may be held upon such notice or without notice, and at such time and at such place as shall from time to time be determined by the Board.

    Section 3.6 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board and shall be called promptly by the Chairman of the Board upon the written request of at least a majority of the Board specifying the special purpose thereof, on not less than two (2) days notice to each director. Such request shall state the date, time and place of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

    Section 3.7 NOTICE OF MEETINGS. Notice of each special meeting of the Board (and of each regular meeting for which notice shall be required) shall be given by the Secretary or an Assistant Secretary and shall state the place, date and time of the meeting. Notice of each such meeting shall be given orally or shall be mailed to each director at his or her residence or usual place of business. If notice of less than three (3) days is given, it shall be oral, whether by telephone or in person, or sent by special delivery mail, telegraph or telecopy. If mailed, the notice shall be given when deposited in the United States mail, postage prepaid. Notice of any adjourned meeting, including the place, date and time of the new meeting, shall be given to all directors not present at the time of the adjournment, as well as to the other directors unless the place, date and time of the new meeting is announced at the adjourned meeting.

    Section 3.8 QUORUM AND VOTING. At all meetings of the Board of Directors a majority of the entire Board shall be necessary to and shall constitute a quorum for the transaction of business at any meeting of directors, unless otherwise provided by any applicable provision of law, by these By-Laws or by the Certificate of Incorporation. The act of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board of Directors, unless otherwise provided by any applicable provision of law, by these By-Laws or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time until a quorum shall be present.

    Section 3.9 COMPENSATION. The Board of Directors, by the affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the Corporation as directors, officers or otherwise.

    Section 3.10 BOOKS AND RECORDS. The directors may keep the books of the Corporation, except such as are required by law to be kept either within or outside the State of Delaware, at such place or places as they may from time to time determine.

    Section 3.11 ACTION WITHOUT A MEETING. Any action required or permitted to be taken by the Board, or by a committee of the Board, may be taken without a meeting if all members of the Board or the committee, as the case may be, consent in writing to the adoption of a resolution authorizing the action. Any such resolution and the written consents thereto by the members of the Board or committee shall be filed with the minutes of the proceedings of the Board or committee.

    Section 3.12 TELEPHONE PARTICIPATION. Any one or more members of the Board, or any committee of the Board, may participate in a meeting of the Board or committee by means of a conference telephone call or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

    Section 3.13 COMMITTEES OF THE BOARD. The Board, by resolution adopted by a majority of the entire Board, may designate one or more committees, each consisting of one or more directors. The Board may designate one or more directors as alternate members of any such committee. Such alternate members may replace any absent member or members at any meeting of such committee. Each committee (including the members thereof) shall serve at the pleasure of the Board and may keep minutes of its meetings and report the same to the Board. Except as otherwise provided by law, each such committee, to the extent provided in the resolution establishing it, shall have and may exercise all the authority of the Board with respect to all matters. However, no such committee shall have power or authority to:

    (a) amend the Certificate of Incorporation;

    (b) adopt an agreement of merger or consolidation;

    (c) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

    (d) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution;

    (e) amend these By-Laws; and unless expressly so provided by resolution of the Board, no such committee shall have power or authority to:

    (f) declare a dividend; or

    (g) authorize the issuance of shares of the Corporation of any class.

                                   ARTICLE IV
                                     WAIVER

    Section 4.1 WAIVER. Whenever a notice is required to be given by any provision of law, by these By-Laws, or by the Certificate of Incorporation, a waiver thereof in writing, whether before or after the time stated therein, shall be deemed equivalent to such notice. In addition, any stockholder attending a meeting of stockholders in person or by proxy without protesting prior to the conclusion of the meeting the lack of notice thereof to him or her, and any director attending a meeting of the Board of Directors without protesting prior to the meeting or at its commencement such lack of notice, shall be conclusively deemed to have waived notice of such meeting.

                                   ARTICLE V
                                    OFFICERS

    Section 5.1 EXECUTIVE OFFICERS. The executive Officers of the Corporation may include a Chairman of the Board, a Chief Executive Officer, President, one or more Vice Presidents, a Chief Financial Officer, a Chief Operating Officer, a Secretary and a Treasurer. Any person may hold two or more of such offices. The executive officers of the Corporation shall be elected annually (and from time to time by the Board of Directors, as vacancies occur), at the annual meeting of the Board of Directors following the meeting of stockholders at which the Board of Directors (or any class thereof) was elected.

    Section 5.2 OTHER OFFICERS. The Board of Directors may appoint such other officers and agents, including Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as it shall at any time or from time to time deem necessary or advisable.

    Section 5.3 AUTHORITIES AND DUTIES. All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the business and affairs of the Corporation as may be provided in these By-Laws, or, to the extent not so provided, as may be prescribed by the Board of Directors.

    Section 5.4 TENURE AND REMOVAL. The officers of the Corporation shall be elected or appointed to hold office until their respective successors are elected or appointed. All officers shall hold office at the pleasure of the Board of Directors, and any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors for cause or without cause at any regular or special meeting.

    Section 5.5 VACANCIES. Any vacancy occurring in any office of the Corporation, whether because of death, resignation or removal, with or without cause, or any other reason, shall be filled by the Board of Directors.

    Section 5.6 COMPENSATION. The salaries and other compensation of all officers and agents of the Corporation shall be fixed by or in the manner prescribed by the Board of Directors.

    Section 5.7 CHAIRMAN OF THE BOARD. The Chairman of the Board shall have general and active supervision and direction over the other officers, agents and employees of the Corporation and shall see that their duties are properly performed, subject, however, to the control of the Board of Directors. The Chairman shall perform all duties incident to the office of Chairman and such other duties as from time to time may be assigned to the Chairman by the Board of Directors or these By-Laws.

    Section 5.8 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall have general charge of the business and affairs of the Corporation. The Chief Executive Officer shall perform such other duties as are properly required of him or her by the Board of Directors.

    Section 5.9 PRESIDENT. The President shall have general charge of the business and affairs of the Corporation, subject to reporting directly to the Chief Executive Officer or, in the absence of a Chief Executive Officer, to the Board of Directors, and in the absence of the Chairman of the Board and the Chief Executive Officer shall preside at all meetings of the stockholders and the directors and shall perform the duties of the Chief Executive Officer in his or her absence.

    Section 5.10 VICE PRESIDENTS. Each Vice President, if any, shall have such powers and shall perform such duties as may from time to time be assigned to him or her by the President or Board of Directors.

    Section 5.11 SECRETARY. The Secretary shall attend all meetings of the stockholders and all meetings of the Board of Directors and shall record all proceedings taken at such meetings in a book to be kept for that purpose; he or she shall see that all notices of meetings of stockholders and meetings of the Board of Directors are duly given in accordance with the provisions of these By-Laws or as required by law; he or she shall be the custodian of the records and of the corporate seal or seals of the Corporation; he or she, or an Assistant Secretary, shall have authority to affix the corporate seal or seals to all documents, the execution of which, on behalf of the Corporation, under its seal, is duly authorized, and when so affixed it may be attested by his or her signature or the signature of such Assistant Secretary; and, in general, he or she shall perform all duties incident to the office of the Secretary of a corporation and such other duties as the Board of Directors may from time to time prescribe.

    Section 5.12 CHIEF FINANCIAL OFFICER AND TREASURER. The Chief Financial Officer and Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit, or cause to be deposited, in the name and to the credit of the Corporation, all moneys and valuable effects in such banks, trust companies, or other depositories as shall from time to time be selected by the Board of Directors. He or she shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; he or she shall render to the Chief Executive Officer and to each member of the Board of Directors, whenever requested, an account of all of his or her transactions as Chief Financial Officer and Treasurer and of the financial condition of the Corporation; and, in general, he or she shall perform all of the duties incident to the office of the Chief Financial Officer and Treasurer of a corporation and such other duties as the Board of Directors may from time to time prescribe.

    Section 5.13 OTHER OFFICERS. The Board of Directors may also elect or may delegate to the Chairman of the Board or the Chief Executive Officer the power to appoint such other officers, including a Chief Operating Officer, as it may at any time or from time to time deem advisable, and any officers so elected or appointed shall have such authority and perform such duties as the Board of Directors or the Chief Executive Officer, if he or she shall have appointed them, may from time to time prescribe.

                                   ARTICLE VI
           PROVISIONS RELATING TO STOCK CERTIFICATES AND STOCKHOLDERS

    Section 6.1 FORM AND SIGNATURE. The shares of the Corporation shall be represented by certificates signed by the Chief Executive Officer or President or any Vice President and by the Secretary or any Assistant Secretary or the Chief Financial Officer or any Assistant Treasurer, and shall bear the seal of the Corporation or a facsimile thereof. Each certificate representing shares shall state upon its face: (a) that the Corporation is formed under the laws of the State of Delaware, (b) the name of the person or persons to whom it is issued, (c) the number of shares which such certificate represents and (d) the par value, if any, of each share represented by such certificate.

    Section 6.2 REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares of stock to receive dividends or other distributions, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares of stock, and shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person.

    Section 6.3 TRANSFER OF STOCK. Upon surrender to the Corporation or the appropriate transfer agent, if any, of the Corporation, of a certificate representing shares of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and, in the event that the certificate refers to any agreement restricting transfer of the shares which it represents, proper evidence of compliance with such agreement, a new certificate shall be issued to the person entitled thereto, and the old certificate canceled and the transaction recorded upon the books of the Corporation.

    Section 6.4 LOST CERTIFICATES, ETC. The Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost, mutilated, stolen or destroyed, and the Board may require the owner of such lost, mutilated, stolen or destroyed certificate, or his or her legal representative(s), to make an affidavit of that fact and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, mutilation, theft or destruction of any such certificate, or the issuance of any such new certificate.

    Section 6.5 RECORD DATE. For the purpose of determining the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or to express written consent to any corporate action without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date. Such date shall neither be more than sixty
(60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action.

    Section 6.6 REGULATIONS. Except as otherwise provided by law, the Board may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient, concerning the issue, transfer and registration of certificates for the securities of the Corporation. The Board may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars and may require all certificates for shares of capital stock to bear the signature or signatures of any of them.

                                  ARTICLE VII
                               GENERAL PROVISIONS

    Section 7.1 DIVIDENDS AND DISTRIBUTIONS. Dividends and other distributions upon or with respect to outstanding shares of stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, bonds, property, or in stock of the Corporation. The Board shall have full power and discretion, subject to the provisions of the Certificate of Incorporation or the terms of any other corporate document or instrument binding upon the Corporation to determine what, if any, dividends or distributions shall be declared and paid or made.

    Section 7.2 CHECKS, ETC. All checks or demands for money and notes or other instruments evidencing indebtedness or obligations of the Corporation shall be signed by such officer or officers or other person or persons as may from time to time be designated by the Board of Directors.

    Section 7.3 SEAL. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words "Corporate Seal Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

    Section 7.4 FISCAL YEAR. The fiscal year of the Corporation shall be determined by the Board of Directors.

    Section 7.5 GENERAL AND SPECIAL BANK ACCOUNTS. The Board may authorize from time to time the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may be delegated by the Board from time to time. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-Laws, as it may deem expedient.

                                  ARTICLE VIII
                  INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

    Section 8.1 INDEMNIFICATION. The Corporation shall indemnify each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or alleged action in any other capacity while service as a director, officer, employee or agent, to the maximum extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred by such person in connection with such proceeding and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided that, if the General Corporation Law of the State of Delaware so requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon receipt by the Corporation of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article or otherwise.

    Section 8.2 NONEXCLUSIVITY. The right to indemnification and advancement of expenses conferred on any person by this Article shall not limit the Corporation from providing any other indemnification permitted by law nor shall it be deemed exclusive of any other right which any such person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

    Section 8.3 INSURANCE. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

                                   ARTICLE IX
                            ADOPTION AND AMENDMENTS

    Section 9.1 POWER TO AMEND. The Board of Directors shall have the power to make, amend and repeal these By-Laws. Any By-Laws made by the Board of Directors under the powers conferred hereby may be amended or repealed by the Board of Directors or by the stockholders.

                                                                    ATTACHMENT E

                             NATIONS FLOORING, INC.
                             1997 STOCK OPTION PLAN

SECTION 1. PURPOSE

    The purposes of this 1997 Stock Option Plan of Nations Flooring, Inc. (the "Plan") are to encourage selected employees, consultants and directors of Nations Flooring, Inc. (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain qualified individuals upon whom, in large measure, the sustained progress, growth, and profitability of the Company depend.

SECTION 2. DEFINITIONS

    As used in the Plan, the following terms shall have the meanings set forth below:

        (a) "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by, controls or is under common control with the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

        (b) "Board" shall mean the Board of Directors of the Company.

        (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (d) "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is both a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" as that term is defined for purposes of
    Section 162(m) of the Code.

        (e) "Consultant" shall mean any Person who contracts to provide services to the Company as an independent contractor.

        (f) "Fair Market Value" shall mean, with respect to Shares or other securities (i) the closing price per Share of the Shares on the principal exchange on which the Shares are then trading, if any, on such date, or, if the Shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Shares are not traded on an exchange but are quoted on Nasdaq or a successor quotation system, (1) the last sales price, if available, or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Shares on such date as reported by Nasdaq or such successor quotation system; or (iii) if the Shares are not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the Shares on such date as determined in good faith by the Committee; or (iv) if the Shares are not publicly traded, the fair market value established by the Committee acting in good faith.

        (g) "Incentive Stock Option" shall mean an option granted under Section 6 of the Plan that meets the requirements of Section 422 of the Code or any successor provision thereto.

        (h) "Independent Director" shall mean each member of the Board who is not an employee of the Company or any Affiliate.

        (i) "Key Employee" shall mean any officer, director or other employee who is a regular full-time employee of the Company or its present and future Affiliates.

        (j) "Non-Qualified Stock Option" shall mean an Option granted under
    Section 7 of the Plan or an option granted under Section 6 of the Plan that is not an Incentive Stock Option.

        (k) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

        (l) "Option Agreement" shall mean a written agreement, contract, or other instrument or document evidencing an Option granted under the Plan.

        (m) "Participant" shall mean a Key Employee, Consultant or Independent Director who has been granted an Option under the Plan.

        (n) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

        (o) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

        (p) "Shares" shall mean the common stock of the Company. $.01 par value, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 4(b) of the Plan.

        (q) "Ten Percent Stockholder" shall mean a Person, who together with his or her spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of an Option and assuming its immediate exercise, would beneficially own, within the meaning of Section 424(d) of the Code, Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding capital stock of the Company.

SECTION 3. ADMINISTRATION

    (a) GENERALLY. The Plan shall be administered by the Committee. Unless provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Option, any stockholder of the Company or any Affiliate, and any employee of the Company or of any Affiliate.

    (b) POWERS. Subject to the terms of the Plan and applicable law and except as provided in Section 7 hereof, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Options to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by Options; (iv) determine the terms and conditions of any Option; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other Options, or other property, or canceled, forfeited, or suspended, and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) interpret and administer the Plan and any instruments or agreements relating to, or Options granted under, the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

    (c) RELIANCE, INDEMNIFICATION. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, or Options granted thereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 4. SHARES AVAILABLE FOR OPTIONS

    (a)  SHARES AVAILABLE.  Subject to adjustment as provided in Section 4(b):

        (i) LIMITATION ON NUMBER OF SHARES. Options issuable under the Plan are limited such that the maximum aggregate number of Shares which may issued pursuant to, or by reason of, Options is 1,250,000. To the extent that an Option granted to a (1) Key Employee or Consultant or (2) an Independent Director ceases to remain outstanding by reason of termination of rights granted thereunder, forfeiture or otherwise, the Shares subject to such Option shall again become available for award under the Plan to (x) Key Employees and Consultants and (y) Independent Directors, respectively, provided, however, that in the case of the cancellation or termination of a Non-Qualified Stock Option in the same fiscal year that such Non-Qualified Stock Option was granted, both the canceled Non-Qualified Stock Option and the newly granted Non-Qualified Stock Option shall be counted in determining whether the recipient has received the maximum number of such Options under the Plan for such fiscal year.

        (ii) ACCOUNTING FOR AWARDS. For purposes of this Section 4, the number of Shares covered by an Option to a (1) Key Employee or Consultant or (2) Independent Director shall be counted on the date of grant of such Option against the aggregate number of Shares available for granting Options under the Plan to (x) Key Employees and Consultants or (y) Independent Directors, respectively.

        (iii) SOURCES OF SHARES DELIVERABLE UNDER OPTIONS. Any Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

    (b)  ADJUSTMENTS.  In the event that the Committee shall determine that any
(i) subdivision or consolidation of Shares, (ii) dividend or other distribution (whether in the form of cash, Shares, other securities or other property), (iii) recapitalization or other capital adjustment of the Company or (iv) merger, consolidation or other reorganization of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan, adjust any or all of (x) the number and type of Shares which thereafter may be made the subject of Options, (y) the number and type of Shares subject to outstanding Options, and (z) the grant, purchase, or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, however, in each case, that (i) with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422 of the Code or any successor provision thereto;
(ii) each such adjustment shall be made in such manner as not to constitute a cancellation and reissuance of a Non-Qualified Stock Option for purposes of
Section 162(m) of the Code, or the regulations promulgated thereunder, to the extent that such reissuance would result in the grant of such Options in excess of the maximum permitted to be granted to any Participant in any fiscal year; and (iii) the number of Shares subject to any Option denominated in Shares shall always be a whole number.

SECTION 5. ELIGIBILITY

    Except as provided in Section 7, Options may be granted only to Key Employees and Consultants. In determining the Persons to whom Options shall be granted and the number of Shares to be covered by each Option, the Committee shall take into account the nature of the Person's duties, such Person's present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. An Independent Director will not be eligible to receive an Option except as specifically provided in Section 7. A Key Employee or Consultant who has been granted an Option or Options under the Plan may be granted an additional Option or Options, subject to such limitations as may be imposed by the Code on the grant of Incentive Stock Options, or by the terms of this Plan.

SECTION 6. OPTIONS

    The Committee is hereby authorized to grant Options to Participants upon the following terms and the conditions (except to the extent otherwise provided in Section 7) and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

    (a) EXERCISE PRICE. The purchase price per Share purchasable under Incentive Stock Options and Non-Qualified Stock Options shall not be less than 100% or 85%, respectively, of the Fair Market Value of, a Share on the date of grant; provided that the purchase price per Share purchasable under Incentive Stock Options granted to Ten Percent Stockholders shall be not less than 110% of the Fair Market Value of a Share on the date of grant.

    (b) OPTION TERM. The term of each Non-Qualified Stock Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant. The term of each Incentive Stock Option shall in no event be more than 10 years from the date of grant, or in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 5 years from the date of grant.

    (c) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which, payment of the option price with respect thereto may be made or deemed to have been made (including, without limitation, (i) cash, Shares, outstanding Options or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price and (ii) a broker-assisted cashless exercise program established by the Committee), provided in each case that such methods avoid "short-swing" profits to the Participant under Section 16(b) of the Securities Exchange Act of 1934, as amended. The payment of the exercise price of an Option may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

    (d) EARLY TERMINATION. Unless otherwise provided by the Committee in an Option Agreement with a Participant, the unexercised portion of any Option granted to a Key Employee under the Plan will generally be terminated (i) thirty
(30) days after the date on which the Key Employee's employment is terminated for any reason other than (1) Cause (as defined below), (2) retirement or mental or physical disability, or (3) death; (ii) immediately upon the termination of the Key Employee's employment for Cause; (iii) three months after the date on which the Key Employee's employment is terminated by reason of retirement or mental or physical disability; or (iv)(1) 12 months after the date on which the Key Employee's employment is terminated by reason of the death of the Key Employee, or (2) three months after the date on which the Key Employee shall die if such death shall occur during the three-month period following the termination of the Key Employee's employment by reason of retirement or mental or physical disability. The term "Cause," as used herein, shall mean (w) the Key Employee's willful misconduct or fraud in the performance of his duties under such Key Employee's employment arrangement with the Company, (x) the continued failure or refusal of the Key Employee (following written notice thereof) to carry out any reasonable request of the Board for the provision of services under such Key Employee's employment arrangement with the Company, (y) the material breach by the Key Employee of his employment arrangement with the Company or (z) the entering of a plea of guilty or nolo contendere to or the conviction of the Key Employee for a felony or any other criminal act involving moral turpitude, dishonesty, theft or unethical business conduct. For purposes of this paragraph
(d), no act shall be considered willful unless done or omitted to be done not in good faith and without reasonable belief that such action or omission was in the best interest of the Company.

    (e) INCENTIVE STOCK OPTIONS. All terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of
Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

    (f) NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or such minimal cash consideration as may be required by applicable law.

    (g) LIMITS ON TRANSFER OF OPTIONS. Subject to Code Section 422, no Option and no right under any such Option, shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Option upon the death of the Participant. Each Option, and each right under any such Option, shall be exercisable during the Participant's lifetime, only by the Participant or, if permissible under applicable law with respect to any Option that is not an Incentive Stock Option, by the Participant's guardian or legal representative. No Option and no right under any such Option, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

    (h) TERM OF OPTIONS. Except as set forth in Section 6(b) and Section 7, the term of each Option shall be for such period as may be determined by the Committee.

    (i) SHARE CERTIFICATES. All certificates for Shares or other securities of the Company delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7. OPTIONS AWARDED TO INDEPENDENT DIRECTORS

    Each Independent Director who is a member of the Board on (i) the date on which the Plan is approved by the Stockholders or thereafter becomes an Independent Director, and (ii) June 30 of a calendar year during the term of the Plan shall automatically be granted a Non-Qualified Stock Option to purchase 10,000 Shares on (I) the date of such approval or date on which such person becomes an Independent Director, and (II) July 1 of such calendar year, respectively. All Options granted pursuant to this Section 7 shall (a) be at an exercise price per Share equal to 100% of the Fair Market Value of a Share on the date of the grant; (b) have a term of 10 years; (c) terminate (i) upon termination of an Independent Director's service as a director of the Company for any reason other than mental or physical disability or death, (ii) three months after the date the Independent Director ceases to serve as a director of the Company due to physical or mental disability or (iii)(1) 12 months after the date the Independent Director ceases to serve as a director due to the death of the Independent Director or (2) three months after the death of the Independent Director if such death shall occur during the three month period following the date the Independent Director ceased to serve as a director of the Company due to physical or mental disability; and (d) be otherwise on the same terms and conditions as other Options granted pursuant to the Plan.

SECTION 8. AMENDMENT AND TERMINATION

    Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option Agreement or in the Plan:

    (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue or terminate the Plan, without the consent of any stockholder, Participant, other holder or beneficiary of an Option, or other Person; provided, however, that no amendment of the Plan shall cause the Plan to be in violation of Rule 16b-3 (including Section (c)(2)(ii)(B) thereof); and provided, further, that notwithstanding any other provision of the Plan or any Option Agreement, without the approval of the stockholders of the Company no amendment, alteration, suspension, discontinuation, or termination shall be made that would: (i) increase the total number of Shares available under the Plan, except as provided in Section 4 of the Plan; (ii) increase the benefits accruing to Participants under the Plan; or (iii) modify the requirements as to eligibility for participation in the Plan; or where such stockholder approval would be required under Section 422 of the Code in order for Incentive Stock Options to qualify as such, or under Section 162(m) of the Code, in order for compensation to continue to qualify as "performance based compensation."

    (b) ADJUSTMENT OF OPTIONS UPON CERTAIN ACQUISITIONS. In the event the Company or any Affiliate shall assume outstanding employee awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Options as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Options granted under the Plan as so adjusted.

    (c) ADJUSTMENTS OF OPTIONS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate or the financial statements of the Company or any Affiliate or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

    (d) CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 9. ELECTION TO HAVE SHARES WITHHELD

    (a) In combination with or in substitution for cash withholding or any other legal method of satisfying federal and state withholding tax liability, a Participant may elect to have Shares withheld by the Company in order to satisfy federal and state withholding tax liability (a "share withholding election"), provided, (i) the Committee shall not have revoked its advance approval of the holder's share withholding election; and (ii) the share withholding election is made on or prior to the date on which the amount of withholding tax liability is determined (the "Tax Date"). If a Participant elects within thirty (30) days of the date of exercise to be subject to withholding tax on the exercise date pursuant to the provisions of Section 83(b) of the Code, then the share withholding election may be made during such thirty (30) day period. Notwithstanding the foregoing, a holder whose transactions in Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may make a share withholding election only if the following additional conditions are met: (i) the share withholding election is made no sooner than six (6) months after the date of grant of the Option, except, however, such six (6) month condition shall not apply if the Participant's death or disability (as shall be determined by the Committee) occurs within such six (6) month period; and (ii) the share withholding election is made (x) at least six (6) months prior to the Tax

Date, or (y) during the period beginning on the third business day following the date of release of the Company's quarterly or annual financial results and ending on the twelfth business day following such date.

    (b) A share withholding election shall be deemed made when written notice of such election, signed by the Participant, has been hand delivered or transmitted by registered or certified mail to the Secretary of the Company at its then principal office. Delivery of said notice shall constitute an irrevocable election to have Shares withheld.

    (c) If a Participant has made a share withholding election pursuant to this
Section 9; and (i) within thirty (30) days of the date of exercise of the Option, the Participant elects pursuant to the provisions of Section 83(b) of the Code to be subject to withholding tax on the date of exercise of the Option, then such Participant will be unconditionally obligated to immediately tender back to the Company the number of Shares having an aggregate fair market value (as determined in good faith by the Committee), equal to the amount of tax required to be withheld plus cash for any fractional amount, together with written notice to the Company informing the Company of the Participant's election pursuant to Section 83(b) of the Code; or (ii) if the Participant has not made an election pursuant to the provisions of Section 83(b) of the Code, then on the Tax Date, such Participant will be unconditionally obligated to tender back to the Company the number of Shares having an aggregate fair market value (as determined in good faith by the Committee), equal to the amount of tax required to be withheld plus cash for any fractional amount.

SECTION 10. VESTING LIMITATION ON INCENTIVE STOCK OPTIONS

    The Fair Market Value of Shares subject to Incentive Stock Options (determined as of the date such Incentive Stock Options are granted) exercisable for the first time by any individual during any calendar year shall in no event exceed $100,000.

SECTION 11. GENERAL PROVISIONS

    (a) NO RIGHTS TO AWARDS. No Key Employee or Consultant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Key Employees or Consultants or holders or beneficiaries of Options under the Plan. The terms and conditions of Options need not be the same with respect to each recipient.

    (b) NO LIMIT ON OTHER PLANS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

    (c) NO RIGHT TO EMPLOYMENT. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

    (d) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

    (e) SEVERABILITY. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void, stricken and the remainder of the Plan and any such Option shall remain in full force and effect.

    (f) NO TRUST OR FUND CREATED. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

    (g) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

    (h) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.

SECTION 12. EFFECTIVE DATE OF THE PLAN

    The Plan is effective as of February 26, 1997, subject to stockholder approval thereof.

SECTION 13. TERM OF THE PLAN

    The Plan shall continue until the earlier of (i) the date on which all Options issuable hereunder have been issued, (ii) the termination of the Plan by the Board or (iii) February 26, 2007. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Option or to waive any conditions or rights under any such Option, and the authority of the Board to amend the Plan, shall extend beyond such date.

                                   PROXY CARD
                                  RAGAR CORP.

          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
              SPECIAL MEETING OF STOCKHOLDERS ON MARCH 19, 1997 AT
                      100 MAIDEN LANE, NEW YORK, NEW YORK.

    The undersigned, a stockholder of RAGAR CORP., a New York corporation (the "Company"), does hereby appoint Philip A. Herman and William Poccia and each of them, proxies of the undersigned, with full power of substitution, to vote all the shares which the undersigned would be entitled to vote at the Special Meeting of Stockholders of RAGAR CORP. to be held at 10:00 A.M. on March 19, 1997, and at any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present.

    You are encouraged to specify your choice by marking the appropriate box BELOW, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The above proxies cannot vote your shares unless you sign and return this card. The Board o Directors favors a vote "FOR" each item.

1.         Approval of the Reincorporation Proposal.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

2.         Adoption of the Company's 1997 Stock Option Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ITEM(S) FOR WHICH NO DIRECTION IS INDICATED.
                                              Dated: _____________________, 1997
                                              __________________________________
                                                         (Signature)
                                              __________________________________
                                                 (Signature if held jointly)

                                              NOTE: Please sign exactly as name
                                              appears hereon. Joint owners
                                              should each sign. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              full title as such.

                                              The signer hereby revokes all
                                              proxies heretofore given by the
                                              signer to vote at said meeting or
                                              any adjournments thereof.

                                              PLEASE MARK, SIGN, DATE AND RETURN
                                              THIS PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE. THANK YOU.